UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23382

Sprott Funds Trust
(Exact name of registrant as specified in charter)

320 Post Road, Suite 230

Darien, Connecticut 06820
(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, DE 19801

(Name and address of agent for service)

(203) 656-2400

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2023

Sprott Gold Equity Fund Investor Class (Nasdaq: SGDLX)

Sprott Gold Equity Fund Institutional Class (Nasdaq: SGDIX)

1 | December 31, 2023

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2023 (Unaudited)

Dear Fellow Shareholders,

We report to you on Sprott Gold Equity Fund’s (the “Fund”) annual fiscal period ended December 31, 2023. For the 12 months of 2023, the Fund gained 1.91%, with most of the positive gains occurring in the fourth quarter. This compares to an increase of 6.02% for the PHLX Gold/Silver Sector Total Return Index (XXAU),1 the Fund’s prospectus benchmark, over the same period. Gold bullion increased 13.10% for the 12 months, confirming its safe haven status. By contrast, the S&P 500 Total Return Index2 gained 26.29% in a strong year for broader stock indices, although narrowly focused on AI (Artificial Intelligence) and technology-related names.

Precious Metals Markets Review

Gold bullion prices began the year at $1,824 per ounce and ended the first half at $1,919 as of June 30, 2023, gaining 5.23%. Gold was helped in the first half by the weakness of the U.S. dollar (USD) and the March failures of Silicon Valley Bank, Signature Bank and the Credit Suisse/UBS merger, which forced markets to recalibrate the risks of higher interest rates on banking activity and the broader economic landscape. Higher interest rates prevailed in the first half, with the U.S. Federal Reserve (Fed) raising rates four times between February and July, from 4.50% to 5.50%. At its July Federal Open Market Committee Meeting, the Fed made its 11th interest rate increase and what appeared to be its final hike in this cycle, which has been aimed at curbing inflation. The Fed’s tightening efforts have helped inflation fall from 9% (in July 2022) to 3% over the past 18 months.

The second half of 2023 was an even stronger period for gold bullion, which ended the year at $2,063, gaining 13.10% for the full year. Much of this price increase came in the fourth quarter, with the price reaching new closing highs in December, a stark contrast to the third quarter when gold retreated to $1,849. During the third quarter, interest rate fears were a dominant theme that also took the broader financial markets lower. In October, markets were also unsettled by the start of the Gaza/Israel conflict, which heightened geopolitical concerns on top of the nearly two-year Russia-Ukraine war.

Perhaps the most important support for the gold price in the past year was central bank gold purchases, which were notably robust. Central bank quarterly purchases averaged 328 tonnes over the past five quarters, a 2.6-times increase from the prior decade’s quarterly average of 127 tonnes per quarter. Efforts by many countries (including China) to move away from USD-based reserve assets may likely strengthen as deglobalization and geopolitical stresses increase. These central bank purchases helped set up an average gold price of $1,943 for 2023 versus $1,803 for 2022. The daily settling price high for both the fourth quarter and year-end was $2,077 per ounce, established in the final week of December at the same time the USD bounced off lows reached in July and U.S. 10-year Treasury yields retrenched to July levels.

Several significant headwinds kept silver range-bound in 2023. Investment demand slowed in anticipation of rising interest rates and slower economic growth, notably in the U.S. and China. High carry costs and elevated lease rates prompted the release of silver into the physical market, further loosening conditions.

Overall, 2023 proved to be more positive for the economy and markets than had been predicted back in January; a recession was averted, inflation fell, consumers kept spending, and the unemployment rate fell to 3.4%, its lowest in sixteen years. Even an historic bond rout in October, that pushed the U.S. 10-YR Treasury yield to 5% before retreating down to 3.8%, failed to dampen the results of 2023.

Precious Metals Equity Markets

During 2023, precious metals equities primarily followed the gold price despite underperforming overall. Capital appears reluctant to participate in gold mining stocks despite this year’s profit margin recovery with better gold prices on average. Gold stocks experienced a much different and more positive autumn than the difficult summer of 2023. Gold equities staged a rally with the gold price after the first week of October, while precious metals equity markets continued to build positive momentum through November and December, marking higher lows from the bottom seen at the end of September.

Fund Positioning & Activity

As of December 31, 2023, physical gold bullion was the Fund’s largest position at 15.84% of net assets, while cash and cash equivalents accounted for 0.09%. The remainder of the Fund was invested across 53 holdings. The Fund continues to emphasize mid- to smaller-capitalization precious metals mining companies, as we believe that they may offer better value creation opportunities and upside from the discovery, development and production of precious metals than larger-capitalization companies.

1The PHLX Gold/Silver Sector Total Return Index (XXAU) is a capitalization-weighted index composed of companies involved in the gold or silver mining industry.

2The Standard and Poor’s 500 Total Return Index (S&P 500) is a capitalization-weighted index composed of 500 large companies listed on stock exchanges in the United States.

2 | December 31, 2023

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2023 (Unaudited)

The Fund’s top-performing holdings during 2023 included its position in physical gold bullion. Generally speaking, the Fund’s mid-capitalization names performed well for the year 2023, outpacing the larger-capitalization stocks, which performed stronger earlier in the year. The Fund continues to emphasize the mid-capitalization precious metals equities and royalty companies to take advantage of the valuation gap and greater potential for meaningful value creation that smaller-capitalization stocks offer.

Among the Fund’s strongest equity performers in 2023 was Canadian-based Alamos Gold Inc., valued for its resource development, healthy margins and rising cash flow, and a balance sheet that is funding growth. Gold Fields Limited (South Africa) benefited from a valuation re-rate after ending its acquisition bid for Canadian miner Yamana Gold Inc. to refocus on its project portfolio and the Osisko Mining Inc. joint venture. Canadian miner Equinox Gold Corp. received positive market recognition as it successfully executed on building its Greenstone mine in Ontario, Canada. Given the weaker Australian dollar, Australian positions also did well, which benefited relative operating costs and margins.

The Fund’s primary detractors in 2023 included i-80 Gold Corp. (U.S.), which has been discounted by the market for its capital needs and permitting timelines. GoGold Resources Inc. (Canada) also lagged in performance because of its capital requirements and the risks associated with its project development plans. MAG Silver Corp. (Canada) corrected as it experienced start-up delays to its Mexican joint venture, while Osisko Mining’s stock retrenched after its joint venture with Gold Fields was announced.

TOP 10 POSITIONS[1] (% OF NET ASSETS)		ASSET ALLOCATION[1] (% OF NET ASSETS)
Gold Bullion	15.84
Agnico Eagle Mines Limited	5.30
Alamos Gold Inc.	4.44
i-80 Gold Corp.	4.31
Osisko Mining Inc.	4.04
Osisko Gold Royalties Ltd	3.99
Equinox Gold Corp.	3.65
Northern Star Resources Ltd	3.59
Bellevue Gold Limited	3.49
SilverCrest Metals Inc.	3.35
Top 10 Total	52.00

Holdings may vary, and this list is not a recommendation to buy or sell any security.

PORTFOLIO DETAILS AND DIAGNOSTICS		5-YEAR RISK MEASURES & STATISTICS
Total Number of Holdings	53	Volatility (Standard Deviation)	32.44
Weighted Median Market Cap	$1.5 Billion	Sharpe Ratio	0.15
Weighted Avg. Market Cap	$4.7 Billion	Alpha vs. PHLX Gold/Silver Sector Total Return Index (XXAU)	-0.42
Turnover Ratio	11.98%	Beta vs. PHLX Gold/Silver Sector Total Return Index (XXAU)	0.86

Source: FactSet.

1Net assets exclude cash equivalents, other assets & receivables.

3 | December 31, 2023

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2023 (Unaudited)

Investment Outlook

We expect the confluence of central bank policies, Treasury liquidity impairment, inflationary pressures and geopolitical factors to have positive effects on gold prices in 2024. Central bank buying and investor hedging against potential policy shifts and economic uncertainties are likely to drive robust demand, highlighting gold’s enduring appeal and strategic importance in a turbulent economic landscape.

In our opinion, the investment case for gold mining equities is clear and compelling. It is based on considerations of value and circumstances. The unknown element is the requisite patience before investors discover the attraction. Gold mining stock valuations are the lowest in 25 years. The spread between the gold price and the discount implied to spot based on the market price of the equities is a massive $700+ per ounce. In other words, cash flow from a gold price 65% of the current spot price would return the entire market value of the group based on existing reserves. BMO calculates an average return on capital of 14.4% for mid-capitalization producers and 25.8% for small-cap producers in a semi-liquidation scenario (see Figure 1).

Figure 1. Return on Capital for Gold Miners

Sector Averages	Return on Capital Weighted Average	Implied Gold Price 5% Discount Rate Weighted Average
Royalty stocks	1.17%	$3,132
Large Producers	6.85%	$1,964
Medium Producers	14.45%	$1,763
Small Producers	25.77%	$1,469
Project Developers	11.78%	$1,216
Overall Producers	8.59%	$1,918
Overall	6.98%	$2,177

Source: BMO Capital Markets, Bloomberg, FactSet. Included for illustrative purposes only. Past performance is no guarantee of future results.

We believe investment returns would be substantially greater in a full liquidation scenario, which would assume the elimination of all discretionary capital spending. In essence, the theoretical returns from taking many of the mid- and small-cap producers private would be compelling from the perspective of a corporate raider. The “corporate raider” perspective is of course only a notional concept to illustrate the extreme undervaluation of the sector. The risk typically associated with extreme undervaluation is the amount of time required for the investment thesis to prove out, not loss of capital.

Furthermore, the average annual gold price has increased over 20% since 2011. The gold price is the single most important fundamental driver of earnings and returns on capital. However, gold stocks have declined over 40% (based on GDX) since 2011 (see Figure 2). In our view, those factors have been excessively discounted. We believe there is near-term potential for a substantial mean reversion trade even assuming no further rise in the gold price.

4 | December 31, 2023

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2023 (Unaudited)

Figure 2. Gold Mining Equities vs. Average Gold Price

$2,500
$2,000
$1,500
$1,000
$500
$-
Gold
$70
$60
$50
$40
$30
$20
$10
$-
GDX
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Avg. Gold Price
Gold Mining Equities Price

Source: BMO Capital Markets. Data as of 12/31/2023. Gold mining equities are measured by the VanEck Vectors Gold Miners ETF (GDX), which tracks the overall performance of companies involved in the gold mining industry. Gold bullion is measured by the Bloomberg GOLDS Comdty Spot Price. Included for illustrative purposes only. Past performance is no guarantee of future results.

Finally, gold miners’ profit margins are likely to improve even in a flat gold price environment. Inflation has started to cool off thanks to the Fed’s tight money campaign. More importantly, this capital-intensive industry has made significant advances in productivity that will drive margin expansion. BMO Research forecasts a decline in production costs (All In Sustaining Costs or AISC) of 14%, 11% and 25% for large-, mid- and small-cap producers, respectively. These projections are based on BMO’s “bottoms-up” analysis of each company’s 2024 outlook. The improvement can be explained by general cost deflation, across-the-board productivity advances and, for smaller producers, the normal post-start-up improvement in recently completed mine construction.

With best wishes,

John C. Hathaway, CFA Senior Portfolio Manager	Douglas B. Groh Senior Portfolio Manager	Maria Smirnova, MBA, CFA Senior Portfolio Manager & Chief Investment Officer	Shree Kargutkar, MBA, CFA Senior Portfolio Manager

January 23, 2024

5 | December 31, 2023

Sprott Gold Equity Fund

Performance OverviewDecember 31, 2023 (Unaudited)

Growth of $10,000 (as of December 31, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Performance of the Benchmark Indexes

Sprott Gold Equity Fund (Investor Class)
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 31, 2013. On January 21, 2020, the Sprott Gold Equity Fund (Investor Class) assumed the net asset value and performance history of the Tocqueville Gold Fund (the “Predecessor Fund”). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2.00% redemption fee on shares held 90 days or less. Investors may obtain performance data current to the most recent month-end by calling toll free at 1.888.622.1813 or visiting Sprott.com/investment-strategies/sprott-gold-equity-fund/.

In 2019 and 2020, the performance of the Sprott Gold Equity Fund (Investor Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The PHLX Gold/Silver Sector Total Return Index (XXAU) is an unmanaged capitalization-weighted index which only includes companies in the gold and silver mining industry. Returns include the reinvestment of all dividends. This index does not incur fees and expenses. You cannot invest directly in an index.

The Standard and Poor’s 500 Total Return Index (S&P 500) is a capitalization-weighted index composed of 500 large companies listed on stock exchanges in the United States. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

AVERAGE ANNUAL RATE OF RETURN
FOR PERIODS ENDED December 31, 2023

	1 Year	3 Year	5 Year	10 Year
Sprott Gold Equity Fund (Investor Class)	1.91%	-7.94%	6.81%	2.66%
PHLX Gold/Silver Sector Total Return Index (XXAU)	6.02%	-2.61%	13.90%	5.33%
Standard & Poor’s 500 Total Return Index	26.29%	10.00%	15.69%	12.03%

6 | December 31, 2023

Sprott Gold Equity Fund

Performance OverviewDecember 31, 2023 (Unaudited)

Growth of $1,000,000 (as of December 31, 2023)

Comparison of Change in Value of $1,000,000 Investment in the Fund and the Performance of the Benchmark Indexes

Sprott Gold Equity Fund (Institutional Class)
(Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on April 8, 2019 (commencement of operations for Institutional Class). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2.00% redemption fee on shares held 90 days or less. Investors may obtain performance data current to the most recent month-end by calling toll free at 1.888.622.1813 or visiting Sprott.com/investment-strategies/sprott-gold-equity-fund/.

In 2019 and 2020, the performance of the Sprott Gold Equity Fund (Institutional Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The PHLX Gold/Silver Sector Total Return Index (XXAU) is an unmanaged capitalization-weighted index which only includes companies in the gold and silver mining industry. Returns include the reinvestment of all dividends. This index does not incur fees and expenses. You cannot invest directly in an index.

The Standard and Poor’s 500 Total Return Index (S&P 500) is a capitalization-weighted index composed of 500 large companies listed on stock exchanges in the United States. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

AVERAGE ANNUAL RATE OF RETURN
FOR PERIODS ENDED December 31, 2023

	1 Year	3 Year	Since Inception (April 8, 2019)
Sprott Gold Equity Fund (Institutional Class)	2.23%	-7.67%	6.11%
PHLX Gold/Silver Sector Total Return Index (XXAU)	6.02%	-2.61%	12.37%
Standard & Poor’s 500 Total Return Index	26.29%	10.00%	13.01%

7 | December 31, 2023

Sprott Gold Equity Fund

Expense ExampleDecember 31, 2023 (Unaudited)

As a shareholder of the Sprott Gold Equity Fund (the “Fund”), you incur two types of costs: transaction costs, including redemption fees and exchange fees, as applicable; and ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2023 - Dec. 31, 2023).

Actual Expenses: The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including redemption fees and exchange fees, as applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value Dec. 31, 2023	Expenses Paid During Period* July 1, 2023 - Dec. 31, 2023
Sprott Gold Equity Fund (Investor Class)
Actual	$1,000	$1,014.20	$7.77
Hypothetical (5% returns before expenses)	$1,000	$1,017.49	$7.78

*The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.53%) multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period and divided by the number of the days in the most recent twelve month period (365).

	Beginning Account Value July 1, 2023	Ending Account Value Dec. 31, 2023	Expenses Paid During Period* July 1, 2023 - Dec. 31, 2023
Sprott Gold Equity Fund (Institutional Class)
Actual	$1,000	$1,015.80	$6.35
Hypothetical (5% returns before expenses)	$1,000	$1,018.90	$6.36

*The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.25%) multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period and divided by the number of the days in the most recent twelve month period (365).

8 | December 31, 2023

Sprott Gold Equity Fund

Schedule of InvestmentsAs of December 31, 2023

	Shares	Value
Common Stocks - 82.06%
Gold Related Securities - 72.65%
Australia - 13.82%
Bellevue Gold Ltd.(a)	24,235,905	$27,663,541
Evolution Mining Ltd.	9,573,421	25,834,263
Northern Star Resources Ltd.	3,059,120	28,455,282
Perseus Mining Ltd.	15,000,000	18,910,226
Regis Resources Ltd.(a)	611,055	907,759
West African Resources Ltd.(a)	11,400,000	7,341,256
		109,112,327
Bulgaria - 0.08%
Dundee Precious Metals, Inc.(a)	100,000	639,976

Canada - 52.34%
Agnico Eagle Mines Ltd.	767,313	42,070,329
Alamos Gold, Inc. - Class A	2,614,600	35,218,662
B2Gold Corp.	3,500,000	11,060,000
Equinox Gold Corp.(a)(b)	5,954,995	28,942,431
Falco Resources Ltd.(a)(c)	23,722,300	2,058,839
GoGold Resources, Inc.(a)	8,900,000	9,067,582
I-80 Gold Corp.(a)(b)(c)	16,840,264	29,612,328
International Tower Hill Mines Ltd. (a)(c)	6,100,222	3,568,630
International Tower Hill Mines Ltd. (a)(c)(d)(f)	18,664,631	10,846,206
Jaguar Mining, Inc.(a)(b)(c)	5,709,459	7,583,599
K92 Mining, Inc.(a)	500,000	2,456,511
Lundin Gold, Inc.	1,100,000	13,730,803
Marathon Gold Corp.(a)	7,000,000	4,437,568
Newmont Mining Corp.(b)	100,000	4,139,000
Novagold Resources, Inc.(a)	2,030,800	7,595,192
OceanaGold Corp.	13,500,000	25,878,269
Osisko Development Corp.(a)	844,465	2,453,636
Osisko Gold Royalties Ltd.	2,219,976	31,681,632
Osisko Mining, Inc.(a)	15,884,239	32,007,032
Pan American Silver Corp.(b)	1,063,445	17,366,057
Seabridge Gold, Inc.(a)(b)	1,000,000	12,130,000
Silvercrest Metals, Inc.(a)	4,056,600	26,604,169
SSR Mining, Inc	175,300	1,881,262
Strategic Metals Ltd.(a)(c)	6,853,500	1,034,451
Torex Gold Resources, Inc.(a)	2,033,900	22,441,129
Victoria Gold Corp.(a)	1,814,600	9,531,426
Wesdome Gold Mines Ltd.(a)	3,065,200	17,835,321
		413,232,064
South Africa - 3.17%
Gold Fields Ltd.(b)(g)	1,731,000	25,030,260

United Kingdom - 1.97%
Endeavour Mining PLC	691,799	15,542,701

	Shares	Value
United States - 1.27%
Contango ORE, Inc.(a)(b)(c)	353,200	$6,396,452
Contango ORE, Inc.(a)(c)(d)(f)	200,000	3,622,000
Electrum Ltd.(a)(e) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	—
		10,018,452
Total Gold Related Securities		573,575,780

Other Precious Metals Related Securities - 8.44%
Canada - 6.50%
MAG Silver Corp.(a)(b)	742,835	7,732,912
MAG Silver Corp.(a)(b)(d)	1,432,665	14,909,966
Triple Flag Precious Metals Corp.	260,843	3,471,821
Triple Flag Precious Metals Corp.(d)	1,562,361	20,799,251
Vizsla Silver Corp.(a)	3,437,500	4,384,269
		51,298,219
United States - 1.94%
Gatos Silver, Inc.(a)	2,039,548	13,338,644
Sunshine Silver Mining and Refining(a)(e) (Originally acquired 03/15/11, Cost $4,525,333)	243,691	1,993,392
		15,332,036
Total Other Precious Metals Related Securities		66,630,255

Other Securities - 0.97%
United States - 0.97%
Gold Bullion International LLC(a)(c)(e) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	6,900,000
I-Pulse, Inc.(a)(e) (Originally acquired 10/09/07, Cost $126,097)	74,532	756,500
Total Other Securities		7,656,500
Total Common Stocks (Cost $704,313,613)		647,862,535

9 | December 31, 2023

Sprott Gold Equity Fund

Schedule of InvestmentsAs of December 31, 2023

	Shares	Value
Private Fund - 1.85%
Gold Related Security - 1.85%
Tocqueville Bullion Reserve LP(a)(c)	7,619	$14,589,569
Total Private Fund (Cost $13,795,735)		14,589,569

Gold Bullion - 15.91%	Ounces
United States - 15.91%
Gold Bullion(a)	60,898	125,631,934
Total Gold Bullion (Cost $24,685,174)		125,631,934

Convertible Bond - 0.58%	Principal Amount
Gold Related Security - 0.58%
I-80 Gold Corp.
8.000%, 02/22/27(a)(c)(e) (Originally acquired 02/17/23, Cost $4,821,010)	4,821,010	4,540,737
Total Convertible Bond (Cost $4,821,010)		4,540,737

	Shares
Warrants - 0.05%
Gold Related Securities - 0.03%
Canada - 0.00%
Falco Resources Ltd.
Expiration: 07/31/2025, Exercise Price: CAD $0.55(a)(c)(e)(f) (Originally acquired 09/07/21, Cost $0)	3,750,000	283
Osisko Development Corp.
Expiration: 03/02/2027, Exercise Price: CAD $7.60(a)(e) (Originally acquired 02/28/22, Cost $0)	499,999	7,547
Osisko Mining, Inc.
Expiration: 08/28/2024, Exercise Price: CAD $4.00(a)(e) (Originally acquired 02/23/23, Cost $0)	300,000	15,078
		22,908
United States - 0.03%
Contango ORE, Inc.
Expiration: 05/09/2026, Exercise Price: USD $30.00(a)(c)(e)(f) (Originally acquired 05/09/23, Cost $0)	100,000	199,560
Total Gold Related Securities		222,468
Other Precious Metals Related Securities - 0.02%
Canada - 0.02%
Nickel Creek Platinum Corp.
Expiration: 07/01/2024, Exercise Price: CAD $0.08(a)(e)(f) (Originally acquired 07/01/19, Cost $0)	1,658,293	—

	Shares	Value
Vizsla Silver Corp.
Expiration: 11/15/2024, Exercise Price: CAD $2.00(a)(e) (Originally acquired 11/09/22, Cost $0)	1,718,750	$210,004
Total Other Precious Metals Related Securities		210,004
Total Warrants (Cost $0)		432,472

Short-Term Investments - 2.94%
Money Market Fund - 0.09%
Invesco Treasury Portfolio
Institutional Class, 5.262%(h)	742,585	742,585

Investments Purchased with Proceeds from Securities Lending - 2.85%
Mount Vernon Liquid Assets, 5.55%	22,496,544	22,496,544
Total Short-Term Investments (Cost $23,239,129)		23,239,129

Total Investments (Cost $770,854,661) - 103.39%		816,296,376
Liabilities in Excess of Other Assets - (3.39)%		(26,742,928)
Total Net Assets - 100.0%		$789,553,448

(a)Non-income producing security.

(b)This security or a partial position of this security is on loan as of December 31, 2023. The total market value of securities on loan as of December 31, 2023 was $21,332,216. The loaned securities were secured with cash collateral of $22,496,544. Shares of the Mount Vernon Liquid Assets Portfolio LLC were purchased with proceeds from cash collateral received from securities on loan. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(c)Affiliated company. See Note 9.

(d)Denotes an issue that is traded on a foreign exchange when a company is listed more than once.

(e)Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 2 or 3 security. See Note 2. The aggregate value of fair valued securities as of December 31, 2023 was $14,623,101, which represented 1.85% of net assets.

(f)Denotes a security that is restricted to resale. The value of restricted securities as of December 31, 2023 was $14,668,049 which represented 1.86% of net assets. See Note 14.

(g)Security is an American Depositary Receipt (ADR).

(h)Variable rate security. Rate listed is the 7-day effective yield as of December 31, 2023.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

10 | December 31, 2023

Sprott Gold Equity Fund

Schedule of InvestmentsAs of December 31, 2023

Percent of Total Investments

Allocation of Portfolio Holdings

As of December 31, 2023

Gold Related Common Stocks 70.27%
Gold Bullion 15.39%
Other Precious Metals Related Warrants 0.02%
Gold Related Warrants 0.03%
Convertible Bond 0.55%
Other Common Stocks 0.94%
Private Fund 1.79%
Short-Term Investments 2.85%
Other Precious Metals Related Common Stocks 8.16%

11 | December 31, 2023

Sprott Gold Equity Fund

Statement of Assets and LiabilitiesDecember 31, 2023

See Notes to Financial Statements.

Sprott Gold Equity Fund
ASSETS:
Investments, at value
Unaffiliated issuers (cost $618,782,112)	$725,343,722
Affiliated issuers (cost $152,072,549)	90,952,654
Foreign currency, at value (cost $226,803)	226,760
Receivable for investments sold	633,313
Receivable for Fund shares sold	339,077
Securities lending income receivable	12,195
Dividends, interest and other receivables	293,792
Other assets	23,802
Total Assets	817,825,315
LIABILITIES:
Payable for loans outstanding	196,000
Payable for Fund shares redeemed	2,862,268
Payable to Adviser (see Note 5)	1,170,720
Payable for collateral upon return of securities loaned (see Note 13)	22,496,544
Payable to Administrator	173,145
Accrued distribution fee	149,604
Payable to custodian	741,702
Accrued expenses and other liabilities	481,884
Total Liabilities	28,271,867
NET ASSETS	$789,553,448

NET ASSETS CONSIST OF:
Paid-in capital	$1,020,554,507
Total distributable earnings	(231,001,059)
NET ASSETS	$789,553,448

INVESTOR CLASS
Net assets	$536,955,569
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	12,571,017
Net asset value, offering and redemption price per share	$42.71

INSTITUTIONAL CLASS
Net assets	$252,597,879
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	5,858,443
Net asset value, offering and redemption price per share	$43.12

12 | December 31, 2023

See Notes to Financial Statements.

Sprott Gold Equity Fund

Statement of OperationsFor the Year Ended December 31, 2023

Sprott Gold Equity Fund
INVESTMENT INCOME:
Dividends(1)
Unaffiliated issuers	$6,213,409
Affiliated issuers	238,960
Interest
Unaffiliated issuers	598,819
Affiliated issuers	321,847
Income from securities lending (See Note 13)	371,272
Total investment income	7,744,307

EXPENSES:
Investment Adviser’s fee (See Note 5)	7,454,946
Distribution (12b-1) fees - Investor Class Only (See Note 5)	1,435,826
Administration fees (See Note 5)	1,155,528
Transfer agent and shareholder services fees - Investor Class	397,382
Custody Fees	177,933
Fund accounting fees	171,384
Legal fees	144,321
Printing and mailing expense	126,344
Other expenses	116,496
Trustee fees and expenses	98,437
Miscellaneous expense	97,122
Transfer agent and shareholder services fees - Institutional Class	84,301
Blue Sky fees	68,357
Audit fees	49,588
Insurance expense	13,175
Interest expense (Note 10)	8,942
Registration fees	1,507
Net expenses	11,601,589
NET INVESTMENT INCOME (LOSS)	(3,857,282)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments
Unaffiliated Issuers	(3,120,379)
Affiliated Issuers	(39,986,176)
Foreign currency transactions	(66,109)
(43,172,664)
Net change in unrealized appreciation (depreciation) on:
Investments
Unaffiliated Issuers	33,976,108
Affiliated Issuers	3,353,804
Foreign currency translation	24,397,514
61,727,426
Net unrealized and realized gain (loss) on investments and foreign currency	18,554,762
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,697,480

(1)Net of foreign taxes withheld of $856,379.

13 | December 31, 2023

Sprott Gold Equity Fund

Statements of Changes in Net AssetsDecember 31, 2023

See Notes to Financial Statements.

	Sprott Gold Equity Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS:
Net investment income (loss)	$(3,857,282)	$(3,318,467)
Net realized gain (loss) on sale of investments and foreign currency	(43,172,664)	10,460,183
Net change in unrealized appreciation (depreciation)	61,727,426	(151,508,972)
Net increase (decrease) in net assets resulting from operations	14,697,480	(144,367,256)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders - Investor Class	—	(711,488)
Net dividends and distributions to shareholders - Institutional Class	—	(1,230,015)
Total dividends and distributions	—	(1,941,503)

FUND SHARE TRANSACTIONS:
Shares sold - Investor Class	56,560,513	81,244,442
Shares sold - Institutional Class	59,167,723	91,761,509
Shares issued as reinvestment of distributions - Investor Class	—	685,703
Shares issued as reinvestment of distributions - Institutional Class	—	1,147,087
Shares redeemed - Investor Class(1)	(129,447,377)	(129,776,534)
Shares redeemed - Institutional Class(2)	(49,134,700)	(80,939,115)
Net increase (decrease)	(62,853,841)	(35,876,908)
Net increase (decrease) in net assets	(48,156,361)	(182,185,667)

NET ASSETS:
Beginning of year	837,709,809	1,019,895,476
End of year	$789,553,448	$837,709,809

(1)Net of Redemption Fees of $31,209 and $114,387, respectively.

(2)Net of Redemption Fees of $13,271 and $12,902, respectively.

Sprott Gold Equity Fund (Investor Class)

Financial Highlights

14 | December 31, 2023

See Notes to Financial Statements.

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the period)	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021		Period November 1, 2020 to December 31, 2020(1)		Years Ended October 31,
									2020		2019
NET ASSET VALUE, BEGINNING OF PERIOD	$41.91		$48.34		$54.81		$53.75		$38.74		$29.01

OPERATIONS:
Net investment income (loss)	(0.23)	(2)	(0.20)	(2)	(0.09)	(2)	(0.05)	(2)	(0.42)	(2)	(0.43)	(3)
Net realized and unrealized gain (loss)	1.03		(6.18)		(6.38)		1.11		15.43		10.16
Total from investment operations*	0.80		(6.38)		(6.47)		1.06		15.01		9.73

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	—		(0.05)		—		—		—		—
Distributions from net realized gain	—		—		—		—		—		—
Total distributions	—		(0.05)		—		—		—		—

Change in net asset value for the period	0.80		(6.43)		(6.47)		1.06		15.01		9.73
Net asset value, end of period	$42.71		$41.91		$48.34		$54.81		$53.75		$38.74
*Includes redemption fees per share of	0.00	(4)	0.01		0.01		0.00	(4)	0.01		0.02
TOTAL RETURN	1.91%		(13.21)%		(11.80)%	(5)	2.04%	(6)	38.71%		33.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (‘000)	$536,956		$598,641		$748,684		$964,071		$965,963		$998,076

Ratio to average net assets:
Expense	1.49%		1.44%		1.40%		1.37%	(7)	1.39%		1.47%
Net investment income (loss)	(0.55)%		(0.45)%		(0.18)%		(0.57)%	(7)	(0.93)%		(0.94)%
Portfolio turnover rate	12%		24%		15%		1%	(6)	34%		12%

(1)With the approval of the Board effective October 31, 2020, the Fund’s fiscal year end was changed from October 31 to December 31.

(2)Net investment income (loss) per share is calculated using the average shares outstanding method.

(3)Net investment income (loss) per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

(4)Represents less than $0.01.

(5)Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(6)Not annualized.

(7)Annualized.

Sprott Gold Equity Fund (Institutional Class)

Financial Highlights

15 | December 31, 2023

See Notes to Financial Statements.

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the period)	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021		For the Period November 1 2020 to December 31, 2020(1)		Year Ended October 31, 2020		April 8, 2019(2) through October 31, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$42.18		$48.71		$55.08		$53.98		$38.81		$32.73

OPERATIONS:
Net investment income (loss)	(0.11)	(3)	(0.06)	(3)	0.06	(3)	(0.03)	(3)	(0.30)	(3)	(0.10)	(4)
Net realized and unrealized gain (loss)	1.05		(6.25)		(6.43)		1.13		15.47		6.18
Total from investment operations*	0.94		(6.31)		(6.37)		1.10		15.17		6.08

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	—		(0.22)		—		—		—		—
Distributions from net realized gain	—		—		—		—		—		—
Total distributions	—		(0.22)		—		—		—		—

Change in net asset value for the period	0.94		(6.53)		(6.37)		1.10		15.17		6.08
Net asset value, end of period	$43.12		$42.18		$48.71		$55.08		$53.98		$38.81
*Includes redemption fees per share of	0.00	(5)	0.00	(5)	0.00	(5)	0.00	(5)	0.02		—
TOTAL RETURN	2.23%		(12.97)%		(11.57)%	(6)	1.97%	(7)	39.05%		18.58%	(7)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (‘000)	$252,598		$239,068		$271,212		$262,378		$248,686		$39,732

Ratio to average net assets:
Expense	1.20%		1.15%		1.11%		1.09%	(8)	1.11%		1.28%	(8)
Net investment income (loss)	(0.27)%		(0.15)%		0.13%		(0.29)%	(8)	(0.63)%		(0.93)%	(8)
Portfolio turnover rate	12%		24%		15%		1%	(7)	34%		12%	(7)

(1)With the approval of the Board effective October 31, 2020, the Fund’s fiscal year end was changed from October 31 to December 31.

(2)Institutional Class shares commenced operation on April 8, 2019.

(3)Net investment income (loss) per share is calculated using the average shares outstanding method.

(4)Net investment income (loss) per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

(5)Represents less than $0.01.

(6)Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(7)Not annualized.

(8)Annualized.

16 | December 31, 2023

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2023

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of December 31, 2023, the Trust consisted of nine separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Equity Fund (the “Fund”). The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers two classes of shares, Investor Class and Institutional Class. The two classes represent interests in the same portfolio of investments and have the same rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. During the reporting period, Sprott Asset Management LP was the investment adviser to the Fund from January 1, 2023 to June 30, 2023, and Sprott Asset Management USA Inc. commenced acting as investment adviser to the Fund on July 1, 2023 and continues to serve in such capacity (Sprott Asset Management LP and Sprott Asset Management USA Inc. collectively are referred to as the “Adviser”). On July 1, 2023, Sprott Asset Management LP became the sponsor of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates.

A. Portfolio Valuation and Methodologies

The Fund’s net asset value (“NAV”) is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market. If no current day price quotation is available, the previous business day’s closing sale price is used. Investments in open-end mutual funds such as money market funds are valued at the closing NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of a Fund’s investment, or in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Adviser of the Fund as the valuation designee for the Fund. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

17 | December 31, 2023

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2023

B. Fair Value Hierarchy

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued using the latest available price on the valuation day and is classified as Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the Valuation Committee pursuant to the Fair Value Policies and Procedures. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities.

Investments classified within Level 3 have significant unobservable inputs used by the Adviser in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

18 | December 31, 2023

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2023

The following is a summary of the inputs used to value the Fund’s investments at December 31, 2023.

Sprott Gold Equity Fund(1)

Investments in Securities at Value	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$—	$573,575,780	$—	$—	$573,575,780
Other Precious Metals Related	—	64,636,863	—	1,993,392	66,630,255
Other	—	—	—	7,656,500	7,656,500
Total Common Stocks	—	638,212,643	—	9,649,892	647,862,535
Private Fund (2)(3)	14,589,569	—	—	—	14,589,569
Gold Bullion	—	125,631,934	—	—	125,631,934
Convertible Bond	—	—	—	4,540,737	4,540,737
Warrants	—	—	432,472	—	432,472
Money Market Fund	—	742,585	—	—	742,585
Investments Purchased with Proceeds from Securities Lending(2)	22,496,544	—	—	—	22,496,544
Total Assets	$37,086,113	$764,587,162	$432,472	$14,190,629	$816,296,376

(1)For a detailed sector breakdown, please see the accompanying Schedule of Investments.

(2)Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments.

(3)As of December 31, 2023, the Fund invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal year:

Sprott Gold Equity Fund
Beginning Balance - December 31, 2022	$8,826,805
Purchases	4,821,010
Sales	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation (depreciation)	542,814
Transfers in (out) of Level 3	—
Ending Balance - December 31, 2023	$14,190,629

As of December 31, 2023 the change in unrealized appreciation (depreciation) on positions still held for securities that were considered Level 3 was $542,814.

19 | December 31, 2023

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2023

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of December 31, 2023. The Adviser monitors fair valued positions for factors that could lead to a change in valuation of the securities, such as new financing, corporate actions, recent non-arm’s length transactions and interest rates.

Type	Industry	Fair Value at 12/31/2023	Valuation Techniques	Unobservable Inputs	Range	Impact to Valuation from an Increase (Decrease) to Input
Common stocks	Gold Related(a)	$—	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$—	Significant changes in market conditions could result in direct and proportional changes in the fair value of the security.
Common stocks	Other Precious Metals Related(a)	$1,993,392	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$8.18	Significant changes in market conditions could result in direct and proportional changes in the fair value of the security.
Common stocks	Other(a)	$7,656,500	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$1.38 - $10.15	Significant changes in market conditions could result in direct and proportional changes in the fair value of the security.
Convertible Bond	Gold Related	$4,540,737	Discounted Cash Flow Method	Discount Rate	12.81%	Lower (Higher)
			Black-Scholes Model	Volatility	40%	Higher (Lower)

(a)The significant unobservable inputs used in the fair value measurement of the Fund’s holdings in common stocks of non-public companies include the most recent round of financing of the portfolio company, which approximates the company’s value in the market place.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded with a specific identification cost method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

3. RISKS

A. Restricted and Illiquid Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

B. Gold and Precious Metals Mining Industry Risk

The Fund is sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and precious metals mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

20 | December 31, 2023

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2023

C. Foreign Investment Risk

The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Emerging market countries may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging market countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day.

D. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Gold and Other Precious Metals Risk

Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

F. Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

G. Securities Lending Risk

The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.

4. TAXES

A. Federal Tax and Tax Basis Information

There was no distribution paid during the year ended December 31, 2023. The distribution of $1,941,503 paid during the year ended December 31, 2022 was classified as ordinary income for tax purposes.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

21 | December 31, 2023

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2023

For the period ended December 31, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences:

	Distributable Earnings	Paid in Capital
Sprott Gold Equity Fund	$3,660,127	$(3,660,127)

The permanent differences primarily relate to net operating losses.

As of December 31, 2023, the components of accumulated losses for income tax purposes were as follows:

Tax cost of Investments		$783,965,873
Unrealized appreciation		214,106,292
Unrealized depreciation		(181,775,790)
Net unrealized appreciation (depreciation)		32,330,502
Undistributed operating income		—
Undistributed long-term gains		—
Distributable earnings		—
Other accumulated gain (loss)		(263,331,561)
Total accumulated gain (loss)		$(231,001,059)

For the fiscal period ended December 31, 2023 the Sprott Gold Equity Fund had late year losses of $16,323.

At December 31, 2023 the Fund had tax basis capital losses which may be carried forward to offset future capital gains as shown below:

	Capital Losses Expiring Indefinite Short-Term	Capital Losses Expiring Indefinite Long-Term
Sprott Gold Equity Fund	$(43,415,724)	$(219,899,179)

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to the Advisory Agreement, the Adviser received fees from the Fund, calculated daily and payable monthly, at an annual fee rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion.

The Adviser also served as the Fund’s administrator through the date of this report pursuant to an Administrative Services Agreement with the Trust on behalf of the Fund. Pursuant to an Administrative Services Agreement, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of the Fund; 0.13% on the next $600 million of the average daily net assets of the Fund; and 0.12% on all the average daily net assets of the Fund over $1 billion.

The Adviser has entered into a sub-administration agreement with U.S. Bank Global Fund Services (the “Sub-Administrator”), under which the Adviser pays the Sub-Administrator a fee based on the assets of the Fund. The fee payable to the Sub-Administrator by the Adviser is calculated daily and payable monthly, at an annual rate of: (i) 0.05% on the first $400 million of the average daily net assets; (ii) 0.03% on the next $600 million of the average daily net assets; and (iii) 0.02% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for the Fund of $60,000. For the period ended December 31, 2023, the Adviser has incurred fees of $343,215 for services provided by the Sub-Administrator under a sub-administration agreement for the Fund.

Sprott Global Resource Investments Ltd. (the “Distributor”), an affiliate of the Adviser, acts as distributor for shares of the Fund. The Investor Class adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the plan, the Investor Class pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

22 | December 31, 2023

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2023

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the Fund was as follows:

Sprott Gold Equity Fund (Investor Class)	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Shares sold	1,312,180	1,763,260
Shares reinvested from distributions	—	16,688
Shares redeemed	(3,026,819)	(2,981,498)
Net increase (decrease)	(1,714,639)	(1,201,550)

Sprott Gold Equity Fund (Institutional Class)	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Shares sold	1,364,221	2,072,549
Shares reinvested from distributions	—	27,741
Shares redeemed	(1,173,646)	(1,999,978)
Net increase (decrease)	190,575	100,312

7. FUND SHARE TRANSACTIONS

The Fund currently offers two classes of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or less for the Fund. This fee is retained by the Fund and is credited to paid in capital. For a more detailed description of when the redemption fee does not apply, please see the Fund’s Prospectus.

8. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the year ended December 31, 2023 are summarized below.

Sprott Gold Equity Fund
Purchases	$ 97,722,384
Sales	$154,226,580

23 | December 31, 2023

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2023

9. Transactions with Affiliates*

The following issuers are Portfolio affiliates of the Fund; that is, the Adviser controlled the company or held 5% or more of the outstanding voting securities during the period from January 1, 2023 through December 31, 2023. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	January 1, 2023		Additions		Reductions		December 31, 2023				Change in Gross Unrealized Appreciation/ (Depreciation)	December 31, 2023
Issuer Name	Share/ Principal Balance	Cost	Share/ Principal Balance	Cost	Share/ Principal Balance	Cost	Share/ Principal Balance	Interest Income	Dividend Income	Realized Gain/(Loss)		Value	Cost
Sprott Gold Equity Fund

Common Stock - Gold Related Securities
Baru Gold Corp.(a)	13,290,993	$22,795,999	—	$—	(13,290,993)	$(22,795,999)	—	$—	$—	$(22,510,050)	$22,648,757	$—	$—
Contango ORE, Inc.(c)(d)	100,000	2,000,000	100,000	2,200,000	—	—	200,000	—	—	—	(839,500)	3,622,000	4,200,000
Contango ORE, Inc.(c)	263,200	5,000,800	90,000	1,710,000	—	—	353,200	—	—	—	(1,265,816)	6,396,452	6,710,800
Falco Resources Ltd.(c)	23,722,300	14,359,879	—	—	—	—	23,722,300	—	—	—	219,222	2,058,839	14,359,879
I-80 Gold Corp.(c)	15,915,264	30,654,002	925,000	1,896,283	—	—	16,840,264	—	—	—	(16,715,047)	29,612,328	32,550,285
International Tower Hill Mines Ltd.(c)	864,529	4,582,090	—	—	(864,529)	(4,582,090)	—	—	—	(4,091,594)	4,211,760	—	—
International Tower Hill Mines Ltd.(c)	6,750,222	22,383,358	—	—	(650,000)	(817,067)	6,100,222	—	—	(473,180)	1,515,503	3,568,630	21,566,291
International Tower Hill Mines Ltd.(c)(d)	18,664,631	35,619,856	—	—	—	—	18,664,631	—	—	—	2,851,017	10,846,206	35,619,856
Jaguar Mining Inc.(c)	5,736,559	3,638,862	—	—	(27,100)	(17,190)	5,709,459	—	—	42,868	(3,838,435)	7,583,599	3,621,672
Osisko Mining Inc.(a)(c)	15,384,239	45,113,236	600,000	1,373,353	(100,000)	(1,172,616)	15,884,239	—	—	(948,436)	(7,960,939)	32,007,032	45,313,973
Silvercrest Metals Inc.(a)(c)	4,056,600	23,986,557	—	—	—	—	4,056,600	—	—	—	2,336,473	26,604,169	23,986,557
Strategic Metals Ltd.(c)	9,886,500	14,175,946	—	—	(3,033,000)	(4,348,925)	6,853,500	—	—	(3,848,196)	3,484,934	1,034,451	9,827,021
Victoria Gold Corp. (a)(c)	1,964,600	22,790,644	1,050,000	5,237,751	(1,200,000)	(14,465,398)	1,814,600	—	—	(7,092,653)	8,384,709	9,531,426	13,562,997
Common Stock - Other Precious Metals Securities
Mag Silver Corp.(a)(c)	—	—	1,432,665	15,000,003	—	—	1,432,665	—	—	—	(90,037)	14,909,966	15,000,003
Mag Silver Corp.(a)(c)	1,742,835	21,407,874	—	—	(1,000,000)	(11,359,672)	742,835	—	—	1,228,454	(8,147,926)	7,732,912	10,048,202
Mag Silver Corp.(a)(c)	1,432,665	15,000,003	—	—	(1,432,665)	(15,000,003)	—	—	—	—	(7,378,775)	—	—
Nickel Creek Platinum Corp.(a)	14,037,494	2,596,104	—	—	(14,037,494)	(2,596,104)	—	—	—	(2,293,389)	2,025,896	—	—
Vizsla Silver Corp.(a)(c)	3,437,500	3,683,535	—	—	—	—	3,437,500	—	—	—	449,169	4,384,269	3,683,535
Common Stock - Other Securities
Gold Bullion International LLC(c)	5,000,000	5,000,000	—	—	—	—	5,000,000	—	238,960	—	—	6,900,000	5,000,000
Private Fund
Tocqueville Bullion Reserve LP - Class G.(b)(c)	7,619	13,795,735	—	—	—	—	7,619	—	—	—	1,643,754	14,589,569	13,795,735
Convertible Bond
I-80 Gold Corp. Bond(c)	—	—	4,821,010	4,821,010	—	—	4,821,010	321,847	—	—	(280,273)	4,540,737	4,821,010
Warrants - Gold Related Securities
Contango ORE, Inc. Warrant(c)(d)	—	—	100,000	—	—	—	100,000	—	—	—	199,560	199,560	—
Falco Resources Ltd. Warrant(c)(d)	3,750,000	—	—	—	—	—	3,750,000	—	—	—	(825)	283	—
Warrants - Other Precious Metals Securities
Nickel Creek Platinum Corp. Warrant(a)(c)(d)	1,658,293	—	—	—	—	—	1,658,293	—	—	—	(6,124)	—	—
Vizsla Silver. Warrant(a)(c)	1,718,750	—	—	—	—	—	1,718,750	—	—	—	(93,253)	210,004	—
		$308,584,480		$32,238,400		$(77,155,064)		$321,847	$238,960	$(39,986,176)	$3,353,804	$186,332,432	$263,667,816
Securities no longer affiliated at December 31, 2023												$95,379,778	$111,595,267
Securities affiliated at December 31, 2023												90,952,654	152,072,549

*All affiliates listed are neither majority-owned subsidiaries or other controlled companies.

(a)Security is no longer an affiliated company at December 31, 2023.

(b)Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. John Hathaway is an independent Director of the TBR Cayman entities and is a TBR limited partner.

(c)Non-income producing security

(d)Denotes a security that is restricted for sale.

10. LINE OF CREDIT

The Fund has a $20,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank N.A. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Fund’s assets. The Line has a one-year term. The interest rate as of December 31, 2023 was 8.00%. During the year ended December 31, 2023, the Fund’s maximum borrowing was $7,681,000 and average borrowing was $76,614. This borrowing resulted in interest expenses of $8,942. As of December 31, 2023 the Fund had a Line balance of $196,000 outstanding.

24 | December 31, 2023

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2023

11. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.888.622.1813 and on the SEC’s website (http://www.sec.gov). The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 1.888.622.1813 and on the SEC’s website (http://www.sec.gov).

12. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Once filed, the Fund’s Part F on Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1.888.622.1813. You may also obtain copies of Form N-PORT, Part F by sending your request electronically to publicinfo@sec.gov. Quarterly portfolio holdings are also available on the website for Sprott Gold Equity Fund, https://sprott.com/investment-strategies/sprott-gold-equity-fund/.

13. SECURITIES LENDING

The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short term securities. The Fund may return a portion of the interest earned to a third party that is unaffiliated with the Fund and acting as a “placing broker.” When the Fund engages in securities lending, the Fund will retain a portion of the securities lending income and remit the remaining portion to the securities lending agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The securities lending agent bears all operational costs directly related to securities lending. The Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Fund’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. U.S. Bank N.A., the custodian, acts as the securities lending agent for the Fund. The value of the securities on loan and the cash collateral at December 31, 2023 are shown on the Statement of Assets and Liabilities. Shares of the Mount Vernon Liquid Assets Portfolio LLC were purchased with proceeds from cash collateral received from securities on loan. The following table is a summary of the Fund’s securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2023:

Fund	Value of Securities on Loan	Value of Cash Collateral Received
Sprott Gold Equity Fund	$21,332,216	$22,496,544

Securities loaned are not subject to any master netting agreements.

14. Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies.

As of December 31, 2023, the Fund invested in the following restricted securities:

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Net Assets
International Tower Hill Mines Ltd.	11/10/2010	$35,619,856	$10,846,206	1.37%
Falco Resources Ltd. Exercise Price: CAD$0.55, 07/31/2025	9/7/2021	—	283	0.00%
Nickel Creek Platinum Corp. Exercise Price: CAD$0.08, 07/01/2024	7/1/2019	—	—	0.00%
Contango ORE, Inc.	12/23/2022	4,200,000	3,622,000	0.46%
Contango ORE, Inc. Exercise Price: USD$30.00, 05/09/2026	5/9/2023	—	199,560	0.03%
		$39,819,856	$14,668,049	1.86%

15. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between December 31, 2023 and the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

25 | December 31, 2023

Sprott Gold Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Sprott Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sprott Gold Equity Fund (the “Fund”), a series of Sprott Funds Trust (the “Trust”), including the schedule of investments, as of December 31, 2023, the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of operations	Statements of changes in net assets	Financial highlights
For year ended December 31, 2023	For each of the two years in the year then ended December 31, 2023.	For each of the three years in the year ended then December 31, 2023, for the period November 1 through December 31, 2020 and for the year ended October 31, 2020.

The financial highlights for the period ended October 31, 2019 have been audited by other auditors, whose report dated December 23, 2019 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with custodians. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024

26 | December 31, 2023

Sprott Gold Equity Fund

Additional Information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 4, 2023 (the “Meeting”) to review the liquidity risk management program (the “Program”) established for the Fund. The Fund has adopted and implemented the Program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. A committee consisting of officers of the Trust (“Sprott Liquidity Committee”) serves as the program administrator for the Fund’s Program.

At the Meeting, the Board was provided with the 2023 Liquidity Risk Management Program Annual Report (the “Report”), a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation during the period covered by the Report (the “Program Reporting Period”). The Report stated that the Committee concluded that based on how it functions, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule. The Report noted, among other items, that the Fund did not hold illiquid securities that in aggregate exceeded 15% of the Fund’s assets.

The Report further noted that during the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information and other factors as a component to establish the Fund’s reasonably anticipated trading size (called “RATS”). The Report additionally provided that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Committee reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities for the Fund in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Program has been effectively implemented. There were no material changes to the Program during the Program Reporting Period.

27 | December 31, 2023

Sprott Gold Equity Fund

Trustees & OfficersDecember 31, 2023 (Unaudited)

Independent Trustees

Name, Address(a) and Year of Birth	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
Leslie Barrett, 1965	Trustee	Since April, 2022	Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	10	None

Michael W. Clark, 1959	Trustee	Since September, 2018	Private Investor since 2023; Partner, Hourglass Vineyards since 2004; President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company from 2005 to December 2022.	10	None

Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	10	None

James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Retired Since December 2022; Former Chairman of Marsh JLT Specialty Insurance Services, from September 2014 to December 2022.	10	None

(a)The address for each Trustee is 320 Post Road, Suite 230, Darien, Connecticut, 06820.

(b)Each Trustee serves until resignation, death, retirement or removal.

28 | December 31, 2023

Sprott Gold Equity Fund

Trustees & OfficersDecember 31, 2023 (Unaudited)

Interested Trustee and Officers

Name, Address(a) and Year of Birth	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia(c), 1970	Trustee	Since September, 2018	Senior Managing Partner of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010).	9	None

Thomas W. Ulrich, 1963	President(d), Secretary, Chief Compliance Officer	Since September, 2018

Managing Partner, Sprott Inc. group of companies since January 2018, Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); Chief Compliance Officer of Sprott Global Resource Investments Ltd. (Oct 2012 to Dec 2022).

				N/A	N/A

Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018

Chief Financial Officer of Sprott Asset Management LP (since Dec 2018); Managing Partner, Chief Controller and Treasurer of Sprott Inc. (since Oct 2017); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017).

				N/A	N/A

(a)The address for each Trustee and Officer is 320 Post Road, Suite 230, Darien, Connecticut, 06820.

(b)Each Trustee serves until resignation, death, retirement or removal.

(c)Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the various entities under common control with the Adviser.

(d)Effective June 9, 2023, Mr. Ulrich replaced John Ciampaglia as President of the Trust.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1-888-622-1813.

Investment Adviser and Administrator

Sprott Asset Management USA, Inc.
320 Post Road, Suite 230
Darien, CT 06820
(203) 656-2400
www.sprott.com

Distributor

Sprott Global Resource Investments Ltd.
1910 Palomar Point Way, Suite 200
Carlsbad, CA 92008

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel

Thompson Hine LLP
1919 M Street, N.W., Suite 700
Washington, D.C. 20036

This material must be preceded or accompanied by the Prospectus.

UN-SEMI-2023

www.sprott.com

Annual Report

December 31, 2023

Sprott Gold Miners ETF (NYSE Arca: SGDM)

Sprott Junior Gold Miners ETF (NYSE Arca: SGDJ)

Sprott Energy Transition Materials ETF (Nasdaq: SETM)

Sprott Lithium Miners ETF (Nasdaq: LITP)

Sprott Uranium Miners ETF (NYSE Arca: URNM)

Sprott Junior Uranium Miners ETF (Nasdaq: URNJ)

Sprott Junior Copper Miners ETF (Nasdaq: COPJ)

Sprott Nickel Miners ETF (Nasdaq: NIKL)

Sprott Gold ETFs

Performance Overview	December 31, 2023 (Unaudited)

Dear Shareholders,

This letter reviews the performance of both the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF for the 12-month period ended December 31, 2023.

The Sprott Gold Miners ETF (“SGDM”; NYSE Arca: SGDM) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Gold Miners Custom Factors Total Return Index (ticker symbol: SOLGMCFT, the “Underlying Gold Index”). The Sprott Junior Gold Miners ETF (“SGDJ”; NYSE Arca: SGDJ) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Junior Gold Miners Custom Factors Total Return Index (ticker symbol: SOLJGMFT, the “Junior Underlying Index”).

Performance Overview

For the 12 months ended December 31, 2023, SGDM generated a total return of 2.68%, generally in line with the performance of senior gold mining equities, as measured by the Underlying Gold Index, which gained 3.61%. SGDJ generated a total return of 6.61% for the 12-month period, generally in line with the performance of junior gold mining equities, as measured by the Junior Underlying Index, which rose 8.03%.

Gold Markets Overview

In 2023, precious metals equities primarily followed the gold bullion price despite underperforming overall. Capital appeared reluctant to participate in gold mining stocks despite this year’s profit margin recovery with better gold prices on average. Gold stocks experienced a much different and more positive autumn than the difficult summer of 2023. Gold equities staged a rally with the gold price after the first week of October, while precious metals equity markets continued to build positive momentum through November and December, marking higher lows from the bottom seen at the end of September. By contrast, the S&P 500 Total Return Index gained 26.29% in a strong year for broader stocks, although narrowly focused on AI (Artificial Intelligence) and technology-related names.

Gold bullion prices began the year at $1,824 per ounce and ended the first half at $1,919 as of June 30, 2023, gaining 5.23%. Gold was helped in the first half by the weakness of the U.S. dollar (USD) and the March failures of Silicon Valley Bank, Signature Bank and the Credit Suisse/UBS merger, which forced markets to recalibrate the risks of higher interest rates on banking activity and the broader economic landscape. Higher interest rates prevailed in the first half, with the U.S. Federal Reserve (Fed) raising rates four times between February and July, from 4.50% to 5.50%. At its July Federal Open Market Committee Meeting, the Fed made its 11th interest rate increase and what appeared to be its final hike in this cycle, which has been aimed at curbing inflation. The Fed’s tightening efforts have helped inflation fall from 9% (in June 2022) to 3% at year-end.

The second half of 2023 was an even stronger period for gold bullion, which ended the year at $2,063, gaining 13.10% for the full year. Much of this price increase came in the fourth quarter, with gold reaching new closing highs in December, a stark contrast to the third quarter when gold retreated to $1,849 and lost 3.68%. During the third quarter, interest rate fears were a dominant theme that also took the broader financial markets lower. In October, markets were also unsettled by the start of the Gaza/Israel conflict, which heightened geopolitical concerns on top of the nearly two-year Russia-Ukraine war.

Overall, 2023 proved to be more positive for the economy and markets than had been predicted back in January; a recession was averted, inflation fell, consumers kept spending, and the unemployment rate remained low at 3.7%. Even an historic bond rout in October that pushed the U.S. 10-YR Treasury yield to 5% before retreating down to 3.9% failed to dampen the results of 2023.

1 | December 31, 2023

Sprott Gold ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Gold Miners ETF (SGDM)

For the year ended December 31, 2023, the three largest positive contributors to SGDM performance were Alamos Gold, Dundee Precious Metals and Barrick Gold. The three largest performance detractors were Franco-Nevada, SSR Mining and K92 Mining.

Performance^ (as of December 31, 2023)

	Average Annual Total Returns
	1 Year	5 Year	Since Inception^^
Sprott Gold Miners ETF - Net Asset Value (“NAV”)[1]	2.68%	8.39%	0.81%
Sprott Gold Miners ETF - Market Price[2]	2.43%	8.43%	0.80%
Solactive Gold Miners Custom Factors Total Return Index[3]	3.61%	9.47%	1.68%
S&P 500® Total Return Index	26.29%	15.69%	11.83%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of SGDM’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on SGDM distributions or the redemption of SGDM shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

^	The Sprott Gold Miners ETF (SGDM) was reorganized on or about July 19, 2019 (“Reorganization Date”) from Sprott Gold Miners ETF (“Gold Predecessor Fund”), then a series of ALPS ETF Trust, into a series of Sprott Funds Trust. SGDM is a continuation of the Gold Predecessor Fund and, therefore, the performance information presents the performance of the Gold Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.

^^	The Gold Predecessor Fund’s Commencement date was July 15, 2014.

[1]	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

[2]	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

[3]	From SGDM’s inception to July 19, 2019, SGDM’s objective was to track the Sprott Zacks Gold Miners Total Return Index (“predecessor index”) and since that date SGDM has been seeking to track the Solactive Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019, and thereafter reflects the performance of the Solactive Gold Miners Custom Factors Total Return Index.

Solactive Gold Miners Custom Factors Total Return Index was created by Solactive AG to provide a means of generally tracking the performance of gold companies whose common stocks or American Depository Receipts (“ADRs”) are traded on the Toronto Stock Exchange, the New York Stock Exchange and Nasdaq.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Gold Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, Solactive AG nor Zacks Index Services, a division of Zacks Investment Management.

2 | December 31, 2023

Sprott Gold ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Gold Miners ETF (SGDM)

Growth of $10,000 (as of December 31, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund, and the Performance of the Underlying Gold Index, and S&P 500

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Underlying Gold Index and S&P 500. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Gold Fund shares.

*	From the Fund’s inception to July 19, 2019, the Fund’s objective was to track the Sprott Zacks Gold Miners Total Return Index (“predecessor index”) and since that date the Fund has been seeking to track the Solactive Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Gold Miners Custom Factors Total Return Index.

Top 10 Holdings^ (as of December 31, 2023)

Newmont Corp.	11.96%
Barrick Gold Corp.	11.86%
Agnico Eagle Mines, Ltd.	10.46%
Franco-Nevada Corp.	8.23%
Osisko Gold Royalties, Ltd.	4.14%
Pan American Silver Corp.	4.12%
OceanaGold Corp.	3.99%
Centerra Gold, Inc.	3.88%
Torex Gold Resources, Inc.	3.86%
Orla Mining, Ltd.	3.84%
Total % of Top 10 Holdings	66.34%

Geographic Allocation^ (as of December 31, 2023)

Canada	72.69%
United States	16.34%
United Kingdom	4.26%
Australia	3.99%
South Africa	2.72%
Total	100.00%

^       % of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

3 | December 31, 2023

Sprott Gold ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Junior Gold Miners ETF (SGDJ)

For the year ended December 31, 2023, the three largest contributors to SGDJ’s performance were Sabina Gold & Silver, Emerald Resources NL and Bellevue Gold. The three largest performance detractors were NOVAGOLD Resources, Endeavour Silver and West African Resources.

Performance^ (as of December 31, 2023)

	Average Annual Total Returns
	1 Year	5 Year	Since Inception^^
Sprott Junior Gold Miners ETF - Net Asset Value (“NAV”)[1]	6.61%	5.89%	3.97%
Sprott Junior Gold Miners ETF - Market Price[2]	6.14%	5.78%	3.92%
Solactive Junior Gold Miners Custom Factors Total Return Index[3]	8.03%	6.72%	4.82%
S&P 500® Total Return Index	26.29%	15.69%	11.97%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of SGDJ’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on SGDJ distributions or the redemption of SGDJ shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

^	The Sprott Junior Gold Miners ETF was reorganized on or about July 19, 2019 (“Reorganization Date”) from Sprott Junior Gold Miners ETF (“SGDJ”), then a series of ALPS ETF Trust, into a series of Sprott Funds Trust. SGDJ is a continuation of the Junior Predecessor Fund and, therefore, the performance information presents the performance of the Junior Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.

^^	The Junior Predecessor Fund’s Commencement date was March 31, 2015.

[1]	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

[2]	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

[3]	From the SGDJ’s inception to July 19, 2019, SGDJ’s objective was to track the Sprott Zacks Junior Gold Miners Total Return Index (“predecessor index”) and since that date SGDJ has been seeking to track the Solactive Junior Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Junior Gold Miners Custom Factors Total Return Index.

Solactive Junior Gold Miners Custom Factors Total Return Index was created by Solactive AG to provide a means of generally tracking the performance of “junior” gold companies whose common stock or American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) are traded on a regulated stock exchange in the form of shares tradeable for foreign investors without any restrictions. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold. Most of these companies are in the development and exploration phase and are on the lookout for land with a higher chance for uncovering large mineral deposits.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Junior Gold Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, Solactive AG nor Zacks Index Services, a division of Zacks Investment Management.

4 | December 31, 2023

Sprott Gold ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Junior Gold Miners ETF (SGDJ)

Growth of $10,000 (as of December 31, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund, and the Performance of the Junior Underlying Index, and S&P 500

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Junior Underlying Index and the S&P 500. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	From the Fund’s inception to July 19, 2019, the Fund’s objective was to track the Sprott Zacks Junior Gold Miners Total Return Index (“predecessor index”) and since that date the Fund has been seeking to track the Solactive Junior Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Junior Gold Miners Custom Factors Total Return Index.

Top 10 Holdings^ (as of December 31, 2023)

Perseus Mining, Ltd.	5.33%
De Grey Mining, Ltd.	5.05%
Centamin PLC	4.92%
Gold Road Resources, Ltd.	4.91%
Bellevue Gold, Ltd.	4.89%
Emerald Resources NL	4.83%
Bumi Resources Minerals Tbk PT	4.70%
Regis Resources, Ltd.	4.68%
OceanaGold Corp.	4.68%
K92 Mining, Inc.	4.60%
Total % of Top 10 Holdings	48.59%

Geographic Allocation^ (as of December 31, 2023)

Australia	52.47%
Canada	36.20%
Jersey	4.92%
Indonesia	4.70%
United States	0.77%
United Kingdom	0.63%
Peru	0.32%
Total	100.00%

^	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

5 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Dear Shareholders,

We are pleased to present the first annual report for our suite of Sprott Energy Transition ETFs, covering six funds. In the first quarter of 2023, we launched Sprott Energy Transition Materials ETF (Nasdaq: SETM), Sprott Lithium Miners ETF (Nasdaq: LITP), Sprott Junior Uranium Miners ETF (Nasdaq: URNJ), Sprott Junior Copper Miners ETF (Nasdaq: COPJ) and Sprott Nickel Miners ETF (Nasdaq: NIKL). These funds joined Sprott Uranium Miners ETF (NYSE Arca: URNM) to establish the suite. Depending on the inception date, this letter briefly covers each Fund’s performance for the period ended December 31, 2023.

Following a very positive January, 2023 was challenging for many critical minerals and related mining companies. However, uranium remained a notable exception, with a boom that raised prices to levels not seen in over 16 years. Over the long term, we see strong and positive fundamentals for the sector as the global energy transition gathers momentum. In our view, several macroeconomic and geopolitical factors are providing a positive backdrop for energy transition-related investments, including those that follow:

The Deglobalization Trend Continues

Since 2020, deglobalization accelerated starting with the COVID-19 pandemic, disrupting supply chains and fostering protectionism. The Russia-Ukraine war heightened geopolitical tensions, revealing Europe’s energy dependence and prompting sanctions. The U.S.-China trade war, starting in 2018, intensified with higher tariffs and strategic sector decoupling. The push for net-zero emissions by 2050 faces challenges from geopolitical divisions and national security concerns, reshaping supply chains globally, particularly in battery technology and critical minerals sourcing. The revival of industrial policy is creating vulnerabilities to supply shocks.

Energy Security and the Energy Transition

Having available and sufficient energy at affordable prices has reemerged as a critical issue. This is in light of diversifying energy sources around the world, complex geopolitical dynamics, the rise of climate change and the need for nations to be resilient to shocks and disruptions. Such a system requires reliable energy infrastructure and the ability to manage demand effectively across energy sources. Nuclear power, along with solar and wind power (balanced with adequate storage capacity), are excellent examples of systems that meet these criteria.

The Energy Transition-Led Versus the China-Led Commodity Supercycles

The previous energy supercycle was predominantly fueled by China’s rapid industrialization and urbanization. However, the new supercycle presents a paradigm shift: A comprehensive overhaul of infrastructure, policy and market dynamics on a global scale as the world scales up solar, wind, nuclear, energy storage and the electricity grid. This effort to maximize energy flexibility and resilience is a global, multi-generational endeavor that will heavily depend on critical minerals.

Catalyzing Transformative Changes in Policy

The global commitment to combat climate change was underscored by the agreement reached at 2023 United Nations Climate Change Conference, where nations pledged to triple global renewable energy capacity by 2030 and transition away from fossil fuels. This landmark decision aligns with climate goals and holds significant implications for critical minerals such as lithium, copper and uranium. The trajectory set by these global agreements underscores the critical role of metals in the energy transition. However, efforts will need to accelerate to meet these aggressive climate goals, and there is an urgent need to implement policies that can catalyze transformation changes and propel the adoption rate up the S-curve.

A Mix of Left and Right Tail Catalysts

A rise in global metal consumption fueled by the burgeoning renewable energy sector and the electric vehicle (EV) market is forecast. While governmental support and international cooperation are fundamental in setting ambitious net-zero targets and providing the necessary regulatory framework, political instability, legislative inconsistencies, and the rise of populism threaten to derail progress. The global political landscape in 2024 will determine the pace of the energy transition. As we look toward 2024, the energy transition is set to continue evolving, offering immense opportunities for transformation and growth.

6 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Energy Transition Materials ETF (Nasdaq: SETM)

For the period from SETM’s inception on February 1, 2023, to December 31, 2023, SETM generated a total return of -11.60%. These results are generally in line with the performance of the miners of critical minerals, as measured by the Nasdaq Sprott Energy Transition Materials™ Index (NSETM™), which declined -10.09%.

Uranium miners benefited from rising uranium prices, which offset tumultuousness in battery metals as electric vehicle (EV) demand shifted during the year. Crucially, the EV slowdown was not an outright decline but a deceleration in strong growth. Global EV sales in 2023 are estimated to be 14 million (up 33% from 2022), and 2024 sales are forecasted at 17 million (up an additional 20%). Despite economic challenges, copper’s supply deficit worsened, and the metal demonstrated remarkable resilience compared to other commodities.

During the period, the largest contributors to SETM’s performance were Cameco Corp, Uranium Energy Corp, and NAC Kazatomprom JSC, while the largest detractors were First Quantum Minerals Ltd, Albemarle Corp, and MP Materials Corp.

Performance^ (as of December 31, 2023)

	Average Annual Total Returns
	1 Month	6 Months	Since Inception^^
Sprott Energy Transition Materials ETF - Net Asset Value (“NAV”)[1]	8.01%	2.34%	-11.60%
Sprott Energy Transition Materials ETF - Market Price[2]	8.57%	2.28%	-11.25%
Nasdaq Sprott Energy Transition MaterialsTM Index[3]	8.29%	3.17%	-10.09%

^	Returns less than one year are not annualized.

^^	Inception Date: February 1, 2023.

[1]	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

[2]	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

[3]	The Nasdaq Sprott Energy Transition Materials™ Index (NSETM™) was co-developed by Nasdaq® (the “Index Provider”) and Sprott Asset Management LP (the “Sponsor”). The Index Provider and Sponsor co-developed the methodology for determining the securities to be included in the Index and the Index Provider is responsible for the ongoing maintenance of the Index. The Sponsor will provide certain services in connection with the Index including contributing inputs in connection with the eligibility and process to determine the initial selection and ongoing composition of the Index constituents.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Sprott Energy Transition Materials ETF’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on SETM’s distributions or the redemption of the Sprott Energy Transition Materials ETF shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

The Nasdaq Sprott Energy Transition MaterialsTM Index is designed to track the performance of a selection of global securities in the energy transition materials industry. These Materials are critical for the energy transition from fossil fuels to cleaner energy sources and technologies, and include uranium, copper, lithium, nickel, cobalt, graphite, manganese, rare earths and silver.

The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Energy Transition Materials ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, nor the Index Provider.

7 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Energy Transition Materials ETF (Nasdaq: SETM)

Growth of $10,000 (as of December 31, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund, and the Performance of the Nasdaq Sprott Energy Transition Materials Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Nasdaq Sprott Energy Transition MaterialsTM Index. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top 10 Holdings^ (as of December 31, 2023)

MP Materials Corp.	5.45%
Sociedad Quimica y Minera de Chile SA	5.23%
Albemarle Corp.	5.20%
Freeport-McMoRan, Inc.	4.97%
Pilbara Minerals, Ltd.	4.86%
Lynas Rare Earths, Ltd.	4.85%
NAC Kazatomprom JSC	4.16%
Cameco Corp.	4.10%
Uranium Energy Corp.	3.67%
IGO, Ltd.	3.23%
Total % of Top 10 Holdings	45.72%

^	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Geographic Allocation^ (as of December 31, 2023)

United States	25.81%
Canada	24.08%
Australia	19.15%
Chile	8.27%
Malaysia	4.85%
Kazakhstan	4.16%
Indonesia	3.23%
China	2.52%
Sweden	1.98%
Poland	1.35%
Peru	1.25%
France	1.23%
Brazil	0.80%
Philippines	0.57%
Isle Of Man	0.36%
Cyprus	0.18%
United Kingdom	0.13%
Hong Kong	0.08%
Total	100.00%

8 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Lithium Miners ETF (Nasdaq: LITP)

For the period from LITP’s inception on February 1, 2023, to December 31, 2023, LITP generated a total return of -35.77%. These results are generally in line with the performance of lithium miners, as measured by the Nasdaq Sprott Lithium Miners™ Index (NSLITP™), which declined -35.91%.

The lithium carbonate spot price fell sharply in 2023, ending the year down 81.95% at $6.16/lb. This contrasted with lithium miners stock prices, which saw a smaller decline of 20.15%. The lithium spot price has been extremely volatile as it descended from unsustainable highs in 2022, but by the end of 2023, it was still 2.4 times higher than its 2020 low. Inventory destocking and lower-than-expected EV sales drove down this volatile market.

During the period, the largest contributors to LITP’s performance were Allkem Ltd, Liontown Resources Ltd, and Latin Resources Ltd, while the largest detractors were Albemarle Corp, IGO Ltd, and Ganfeng Lithium Group Co., Ltd.

Performance^ (as of December 31, 2023)

	Average Annual Total Returns
	1 Month	6 Months	Since Inception^^
Sprott Lithium Miners ETF - Net Asset Value (“NAV”)[1]	13.57%	-30.47%	-35.77%
Sprott Lithium Miners ETF - Market Price[2]	14.01%	-30.73%	-35.46%
Nasdaq Sprott Lithium MinersTM Index[3]	12.56%	-30.93%	-35.91%

^	Returns less than one year are not annualized.
^^	Inception Date: February 1, 2023.
[1]	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
[2]	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.
[3]	The Nasdaq Sprott Lithium Miners™ Index (NSLITP™) was co-developed by Nasdaq® (the “Index Provider”) and Sprott Asset Management LP (the “Sponsor”). The Index Provider and Sponsor co-developed the methodology for determining the securities to be included in the Index and the Index Provider is responsible for the ongoing maintenance of the Index. The Sponsor will provide certain services in connection with the Index including contributing inputs in connection with the eligibility and process to determine the initial selection and ongoing composition of the Index constituents.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Sprott Lithium Miners ETF’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on LITP’s distributions or the redemption of the Sprott Lithium Miners ETF shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

The Nasdaq Sprott Lithium MinersTM Index is designed to track the performance of a selection of global securities in the lithium industry. Lithium is a raw material that is essential to the transition to a less carbon-intensive economy. This index includes major lithium producers, developers, and explorers.

The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Lithium Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, nor the Index Provider.

9 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Lithium Miners ETF (Nasdaq: LITP)

Growth of $10,000 (as of December 31, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund, and the Performance of the Nasdaq Sprott Lithium Miners Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Nasdaq Sprott Lithium MinersTM Index. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top 10 Holdings^ (as of December 31, 2023)

Sociedad Quimica y Minera de Chile SA	10.31%
Albemarle Corp.	10.25%
Mineral Resources, Ltd.	10.12%
Pilbara Minerals, Ltd.	9.60%
IGO, Ltd.	9.33%
Liontown Resources, Ltd.	4.95%
Ganfeng Lithium Group Co., Ltd.	4.95%
Livent Corp.	4.82%
Sigma Lithium Corp.	4.41%
Lithium Americas Argentina Corp.	3.45%
Total % of Top 10 Holdings	72.19%

Geographic Allocation^ (as of December 31, 2023)

Australia	46.91%
United States	17.90%
Canada	12.20%
Chile	10.31%
China	7.55%
Brazil	4.41%
United Kingdom	0.48%
Jersey	0.24%
Total	100.00%

^     % of Total Investments

Future holdings are subject to change.

10 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Uranium Miners ETF (NYSE Arca: URNM)

For the year ended December 31, 2023, URNM generated a total return of 56.88%. These results are generally in line with the performance of the uranium miners, as measured by the North Shore Global Uranium Mining Index (URNMX), which generated 58.47% for the period.

It was a blockbuster year for uranium and uranium miners. The U3O8 spot price gained 88.54% to end the year at $91.09/lb. Uranium demand has been primarily driven by an increase in utility contracting to replacement rate. This should provide strong support for higher price levels. The long-term fundamentals for uranium are bullish, and price momentum is likely to continue into 2024. Note that despite the recent surge, uranium is still short of its all-time high of $135 per pound. reached in 2007. Uranium miners benefited from increasing demand and improving sentiment for nuclear energy, geopolitical instability, a continued supply-demand deficit, and the end of the inventory destocking era.

For the period, the largest contributors to URNM’s performance were Cameco Corp, NAC Kazatomprom JSC, and CGN Mining Co Ltd, while the largest detractors were Global Atomic Corp, Appia Rare Earths & Uranium, and Peninsula Energy Ltd.

Performance^ (as of December 31, 2023)

	Average Annual Total Returns
	1 Year	3 Year	Since Inception^^
Sprott Uranium Miners ETF - Net Asset Value (“NAV”)[1]	56.88%	35.75%	43.47%
Sprott Uranium Miners ETF - Market Price[2]	57.47%	35.21%	43.58%
North Shore Global Uranium Mining Index[3]	58.47%	36.76%	44.80%

^	The Sprott Uranium Miners ETF was reorganized on April 22, 2022 (“Reorganization Date”) from the North Shore Global Uranium Mining ETF (“Predecessor Fund”), into a series of Sprott Funds Trust. The Sprott Uranium Miners ETF is a continuation of the Predecessor Fund and, therefore, the performance information presents the performance of the Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.

^^	The Predecessor Fund’s Commencement date was December 3, 2019.

[1]	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

[2]	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

[3]	The North Shore Global Uranium Mining Index (URNMX) was created by North Shore Indices, Inc. (the “Index Provider”). The Index Provider developed the methodology for determining the securities to be included in the Index and is responsible for ongoing maintenance of the Index. The Index is calculated by Indxx, LLC, which is not affiliated with the North Shore Global Uranium Miners Fund (“Existing Fund”), ALPS Advisors, Inc. (the “Sub-Adviser”) or Sprott Asset Management LP (the “Sponsor”).

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Sprott Uranium Miners ETF’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Fund’s distributions or the redemption of the Sprott Uranium Miners ETF shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

North Shore Global Uranium Mining Index is designed to track the performance of companies that devote at least 50% of their assets to the uranium mining industry, which may include mining, exploration, development, and production of uranium, or holding physical uranium, owning uranium royalties, or engaging in other, non-mining activities that support the uranium mining industry. The Index is rebalanced semi-annually.

The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Uranium Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, nor North Shore Global Uranium Mining Index Services.

The Uranium Fund was reorganized on April 22, 2022 from the North Shore Global Uranium Mining ETF, a series of an unaffiliated trust, into a series of Sprott Funds Trust.

11 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Uranium Miners ETF (NYSE Arca: URNM)

Growth of $10,000 (as of December 31, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund, and the Performance of the North Shore Global Uranium Mining Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the North Shore Global Uranium Mining Index. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top 10 Holdings^ (as of December 31, 2023)

NAC Kazatomprom JSC	15.02%
Sprott Physical Uranium Trust	14.55%
Cameco Corp.	14.27%
CGN Mining Co., Ltd.	6.06%
Uranium Energy Corp.	4.83%
NexGen Energy, Ltd.	4.69%
Paladin Energy, Ltd.	4.51%
Denison Mines Corp.	4.49%
Yellow Cake PLC	4.39%
Boss Energy, Ltd.	3.78%
Total % of Top 10 Holdings	76.59%

Geographic Allocation^ (as of December 31, 2023)

Canada	53.36%
Kazakhstan	15.02%
Australia	14.76%
United States	6.42%
Hong Kong	6.06%
United Kingdom	4.38%
Total	100.00%

^	% of Total Investments

Future holdings are subject to change.

12 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Junior Uranium Miners ETF (Nasdaq: URNJ)

For the period from URNJ’s inception on February 1, 2023, to December 31, 2023, URNJ generated a total return of 20.05%. These results are generally in line with the performance of the junior uranium miners, as measured by the Nasdaq Sprott Junior Uranium Miners™ Index (NSURNJ™), which gained 20.74% for the period.

As previously stated, it was a blockbuster year for uranium and uranium miners. The U3O8 spot price gained 88.54% to end the year at $91.09/lb. Uranium demand has been primarily driven by an increase in utility contracting to replacement rate. This should provide strong support for higher price levels. The long-term fundamentals for uranium are bullish, and price momentum is likely to continue into 2024. Note that despite the recent surge, uranium is still short of its all-time high of $135 per pound. reached in 2007. Uranium miners benefited from increasing demand and sentiment for nuclear energy, geopolitical instability, a continued supply-demand deficit and the end of the inventory destocking era.

During the period, the largest contributors to URNJ’s performance were Uranium Energy Corp, NexGen Energy Ltd, and Boss Energy Ltd, while the largest detractors were Global Atomic Corp, NAC Kazatomprom JSC, and Peninsula Energy Ltd.

Performance^ (as of December 31, 2023)

	Average Annual Total Returns
	1 Month	6 Months	Since Inception^^
Sprott Junior Uranium Miners ETF - Net Asset Value (“NAV”)[1]	-0.28%	42.40%	20.05%
Sprott Junior Uranium Miners ETF - Market Price[2]	-1.34%	42.75%	20.77%
Nasdaq Sprott Junior Uranium Miners Index[3]	-0.64%	42.42%	20.74%

^	Returns less than one year are not annualized.

^^	Inception Date: February 1, 2023.

[1]	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

[2]	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

[3]	The Nasdaq Sprott Junior Uranium Miners™ Index (NSURNJ™) was co-developed by Nasdaq® (the “Index Provider”) and Sprott Asset Management LP (the “Sponsor”). The Index Provider and Sponsor co-developed the methodology for determining the securities to be included in the Index and the Index Provider is responsible for the ongoing maintenance of the Index. The Sponsor will provide certain services in connection with the Index including contributing inputs in connection with the eligibility and process to determine the initial selection and ongoing composition of the Index constituents.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Sprott Junior Uranium Miners ETF’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Fund’s distributions or the redemption of the Sprott Junior Uranium Miners ETF shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

The Nasdaq Sprott Junior Uranium Miners Index is designed to track the performance of mid-and small-market capitalization securities whose issuers are in the uranium related business.

The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Junior Uranium Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, nor the Index Provider.

13 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Junior Uranium Miners ETF (Nasdaq: URNJ)

Growth of $10,000 (as of December 31, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund, and the Performance of the Nasdaq Sprott Junior Uranium Miners Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Nasdaq Sprott Junior Uranium Miners Index. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top 10 Holdings^ (as of December 31, 2023)

NexGen Energy, Ltd.	12.62%
Paladin Energy, Ltd.	12.29%
Uranium Energy Corp.	11.57%
Denison Mines Corp.	10.83%
Encore Energy Corp.	4.75%
Boss Energy, Ltd.	4.65%
CGN Mining Co., Ltd.	4.63%
Fission Uranium Corp.	4.58%
Deep Yellow, Ltd.	4.48%
Energy Fuels, Inc.	4.22%
Total % of Top 10 Holdings	74.63%

Geographic Allocation^ (as of December 31, 2023)

Canada	50.74%
Australia	29.10%
United States	14.95%
Hong Kong	4.63%
United Kingdom	0.58%
Total	100.00%

^     % of Total Investments

Future holdings are subject to change.

14 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Junior Copper Miners ETF (Nasdaq: COPJ)

For the period from COPJ’s inception on February 1, 2023, to December 31, 2023, COPJ generated a total return of -7.18%, and the Nasdaq Sprott Junior Copper Miners™ Index (NSCOPJ™) declined by -3.37%.

Economic factors, such as China’s weaker-than-expected performance in 2023 and rising interest rates, have traditionally had significant impacts on the copper price. However, these effects have been mitigated by the growing need for copper in the energy transition sector. Demands from the electricity grid, EVs, and renewable energy deployments have become the primary growth drivers for the copper market, which has diversified copper away from solely being a barometer of the global economy and provided resilience to prices as compared to other commodities.

For the period, the largest contributors to COPJ’s performance were NGEx Minerals Ltd, Cia de Minas Buenaventura SAA, and China Gold International Resources Corp., Ltd, while the largest detractors were Solaris Resources Inc, Aeris Resources Ltd, and SolGold Plc.

Performance^ (as of December 31, 2023)

	Average Annual Total Returns
	1 Month	6 Months	Since Inception^^
Sprott Junior Copper Miners ETF - Net Asset Value (“NAV”)[1]	10.41%	-1.87%	-7.18%
Sprott Junior Copper Miners ETF - Market Price[2]	9.16%	-2.34%	-7.44%
Nasdaq Sprott Junior Copper MinersTM Index[3]	13.11%	2.38%	-3.37%

^	Returns less than one year are not annualized.
^^	Inception Date: February 1, 2023.

[1]	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

[2]	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

[3]	The Nasdaq Sprott Junior Copper Miners™ Index (NSCOPJ™) was co-developed by Nasdaq® (the “Index Provider”) and Sprott Asset Management LP (the “Sponsor”). The Index Provider and Sponsor co-developed the methodology for determining the securities to be included in the Index and the Index Provider is responsible for the ongoing maintenance of the Index. The Sponsor will provide certain services in connection with the eligibility and process to determine the initial selection and ongoing composition of the Index constituents.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Sprott Junior Copper Miners ETF’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Fund’s distributions or the redemption of the Sprott Junior Copper Miners ETF shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

The Nasdaq Sprott Junior Copper MinersTM Index is designed to track the performance of a selection of mid-and small-market capitalization securities in the copper industry. Copper is a raw material that is essential to the transition to a less carbon-intensive economy. Copper is critical for the energy transition from fossil fuels to cleaner energy sources and technologies, and for the purpose of this, the index includes producers, developers, and explorers.

The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Junior Copper Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, nor the Index Provider.

15 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Junior Copper Miners ETF (Nasdaq: COPJ)

Growth of $10,000 (as of December 31, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund, and the Performance of the Nasdaq Sprott Junior Copper Miners Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Nasdaq Sprott Junior Copper MinersTM Index. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top 10 Holdings^ (as of December 31, 2023)

Cia de Minas Buenaventura SAA	7.05%
ERO Copper Corp.	5.66%
Sandfire Resources, Ltd.	5.39%
Hudbay Minerals, Inc.	5.38%
Capstone Copper Corp.	5.26%
Filo Corp.	4.69%
NGEx Minerals, Ltd.	4.63%
Taseko Mines, Ltd.	4.60%
Atalaya Mining PLC	4.41%
China Gold International Resources Corp., Ltd.	4.38%
Total % of Top 10 Holdings	51.45%

Geographic Allocation^ (as of December 31, 2023)

Canada	51.60%
Australia	22.95%
Peru	7.05%
United Kingdom	4.61%
Cyprus	4.41%
United States	3.51%
Hong Kong	2.48%
Sweden	2.15%
Philippines	1.24%
Total	100.00%

^	% of Total Investments

Future holdings are subject to change.

16 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Nickel Miners ETF (Nasdaq: NIKL)

For the period from NIKL’s inception on March 21, 2023, to December 31, 2023, NIKL generated a total return of -18.43%. These results are generally in line with the performance of the nickel miners, as measured by the Nasdaq Sprott Nickel Miners™ Index (NSNIKL™), which generated -17.93%.

China’s weaker-than-expected performance in 2023, rising interest rates, softening demand for EVs, and increasing supply from Indonesia have hurt the nickel market. These shorter-term factors have squeezed nickel producers’ margins, and we believe that a higher nickel price may be needed to incentivize greater nickel production by the end of the decade to meet the impending significant supply-demand deficit.

For the period, the largest contributors to NIKL’s performance were Azure Minerals Ltd, Merdeka Battery Materials Tbk PT, and Lifezone Metals Ltd, while the largest detractors were Horizonte Minerals Plc, Premium Nickel Resources Ltd, and Vale Indonesia Tbk PT.

Performance^ (as of December 31, 2023)

	Average Annual Total Returns
	1 Month	6 Months	Since Inception^^
Sprott Nickel Miners ETF - Net Asset Value (“NAV”)[1]	-1.94%	-21.43%	-18.43%
Sprott Nickel Miners ETF - Market Price[2]	-1.42%	-20.94%	-17.62%
Nasdaq Sprott Nickel MinersTM Index[3]	-1.83%	-21.45%	-17.93%

^	Returns less than one year are not annualized.

^^	Inception Date: March 21, 2023.

[1]	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

[2]	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

[3]	The Nasdaq Sprott Nickel Miners™ Index (NSNIKL™) was co-developed by Nasdaq® (the “Index Provider”) and Sprott Asset Management LP (the “Sponsor”). The Index Provider and Sponsor co-developed the methodology for determining the securities to be included in the Index and the Index Provider is responsible for the ongoing maintenance of the Index. The Sponsor will provide certain services in connection with the Index including contributing inputs in connection with the eligibility and process to determine the initial selection and ongoing composition of the Index constituents.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Sprott Nickel Miners ETF’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Fund’s distributions or the redemption of the Sprott Nickel Miners ETF shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

The Nasdaq Sprott Nickel MinersTM Index is designed to track the performance of a selection of global securities in the nickel industry. Nickel is critical for the energy transition from fossil fuels to cleaner energy sources and technologies, and for the purpose of this, Index include major nickel producers, developers, and explorers.

The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Nickel Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, nor the Index Provider.

17 | December 31, 2023

Sprott Energy Transition ETFs

Performance Overview	December 31, 2023 (Unaudited)

Sprott Nickel Miners ETF (Nasdaq: NIKL)

Growth of $10,000 (as of December 31, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund, and the Performance of the Nasdaq Sprott Nickel MinersTM Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Nasdaq Sprott Nickel MinersTM Index. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top 10 Holdings^ (as of December 31, 2023)

Nickel Industries, Ltd.	17.76%
Merdeka Battery Materials Tbk PT	14.81%
Vale Indonesia Tbk PT	8.81%
Lifezone Metals, Ltd.	6.43%
Nickel Asia Corp.	5.05%
Trimegah Bangun Persada Tbk PT	4.82%
Aneka Tambang Tbk	4.79%
Eramet SA	4.77%
Centaurus Metals, Ltd.	4.57%
Canada Nickel Co., Inc.	3.82%
Total % of Top 10 Holdings	75.63%

Geographic Allocation^ (as of December 31, 2023)

Indonesia	33.23%
Australia	29.25%
Canada	15.25%
Philippines	8.57%
Isle Of Man	6.43%
France	4.77%
China	2.50%
Total	100.00%

^	% of Total Investments

Future holdings are subject to change.

18 | December 31, 2023

Sprott ETFs
Disclosure of Fund Expenses	December 31, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include brokerage charges on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through December 31, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expense Ratio(a)	Expenses Paid During Period 7/1/23 - 12/31/23(b)
Sprott Gold Miners ETF
Actual	$1,000.00	$980.00	0.50%	$2.50
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Sprott Junior Gold Miners ETF
Actual	$1,000.00	$1,104.40	0.50%	$2.65
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Sprott Energy Transition Materials ETF
Actual	$1,000.00	$1,023.40	0.65%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Sprott Lithium Miners ETF
Actual	$1,000.00	$695.30	0.65%	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Sprott Uranium Miners ETF
Actual	$1,000.00	$1,482.50	0.80%	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
Sprott Junior Uranium Miners ETF
Actual	$1,000.00	$1,424.00	0.80%	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
Sprott Junior Copper Miners ETF
Actual	$1,000.00	$981.30	0.75%	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
Sprott Nickel Miners ETF
Actual	$1,000.00	$785.70	0.75%	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

(a)	Annualized, based on the applicable Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the applicable Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

19 | December 31, 2023

Sprott Gold Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
COMMON STOCKS (99.91%)
Gold Mining (91.97%)
Agnico Eagle Mines, Ltd.	443,685	$24,326,414
Alamos Gold, Inc., Class A	649,918	8,740,454
Anglogold Ashanti PLC	58,544	1,094,187
B2Gold Corp.	2,794,130	8,835,444
Barrick Gold Corp.	1,526,569	27,580,893
Centerra Gold, Inc.	1,510,866	9,019,245
Coeur Mining, Inc.(a)	308,588	1,005,997
Dundee Precious Metals, Inc.	1,164,200	7,450,599
Eldorado Gold Corp.(a),(b)	90,291	1,172,035
Endeavour Mining PLC	392,556	8,819,586
Equinox Gold Corp.(a),(b)	210,241	1,021,812
Franco-Nevada Corp.(b)	172,737	19,133,323
Gold Fields, Ltd., Sponsored ADR(b)	359,222	5,194,350
Harmony Gold Mining Co., Ltd., Sponsored ADR	183,885	1,130,893
IAMGOLD Corp.(a)	425,713	1,073,078
K92 Mining, Inc.(a)	188,954	928,335
Kinross Gold Corp.	184,209	1,114,944
Lundin Gold, Inc.	89,568	1,118,037
New Gold, Inc.(a)	552,924	801,188
Newmont Corp.	671,547	27,795,330
Novagold Resources, Inc.(a),(b)	255,898	955,960
OceanaGold Corp.	4,835,376	9,268,975
Orla Mining, Ltd.(a)	2,736,521	8,921,754
Osisko Gold Royalties, Ltd.(b)	674,438	9,625,012
Osisko Mining, Inc.(a),(b)	304,296	613,162
Royal Gold, Inc.	8,791	1,063,359
Seabridge Gold, Inc.(a),(b)	67,467	817,720
SSR Mining, Inc.(b)	720,800	7,735,388
Torex Gold Resources, Inc.(a)	813,309	8,973,682
Wesdome Gold Mines, Ltd.(b)	1,432,972	8,337,960
Total Gold Mining		213,669,116

Silver Mining (7.94%)
Fortuna Silver Mines, Inc.(a)	2,302,494	8,862,095
Pan American Silver Corp.(b)	586,744	9,577,958
Total Silver Mining		18,440,053

TOTAL COMMON STOCKS
(Cost $221,248,834)		232,109,169

20 | December 31, 2023

Sprott Gold Miners ETF
Schedule of Investments	December 31, 2023

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.83%)
Money Market Fund (0.16%)
State Street Institutional Treasury Plus Money Market Fund, Premier Class
(Cost $377,873)	5.31%	377,873	377,873

Investments Purchased with Collateral from Securities Loaned (5.67%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%
(Cost $13,175,400)		13,175,400	13,175,400

TOTAL SHORT TERM INVESTMENTS
(Cost $13,553,273)			$13,553,273

TOTAL INVESTMENTS (105.74%)
(Cost $234,802,107)			$245,662,442
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.74%)			(13,340,242)
NET ASSETS (100.00%)			$232,322,200

(a)	Non-income producing security.
(b)	As of December 31, 2023, the security, or a portion of the security position was on loan. As of December 31, 2023, the total market value of securities on loan was $14,435,536. The loaned securities were secured with cash collateral of $13,175,400 and non-cash collateral with the value of $2,167,668. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

See Notes to Financial Statements.

21 | December 31, 2023

Sprott Junior Gold Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
COMMON STOCKS (100.15%)
Copper Mining (0.32%)
SolGold PLC(a)	2,828,345	$342,489

Diversified Metals & Mining (4.70%)
Bumi Resources Minerals Tbk PT(a)	455,241,300	5,026,370

Gold Mining (92.54%)
Argonaut Gold, Inc.(a),(b)	1,064,972	377,749
Artemis Gold, Inc.(a)	880,660	4,200,424
Bellevue Gold, Ltd.(a)	4,588,590	5,237,545
Calibre Mining Corp.(a),(b)	3,346,432	3,434,699
Capricorn Metals, Ltd.(a),(b)	1,476,215	4,738,100
Centamin PLC	4,147,133	5,270,279
Centerra Gold, Inc.(b)	59,674	356,229
Coeur Mining, Inc.(a)	131,028	427,151
De Grey Mining, Ltd.(a)	6,327,468	5,411,372
Dundee Precious Metals, Inc.(b)	45,281	289,787
Emerald Resources NL(a)	2,519,956	5,168,841
Equinox Gold Corp.(a)	89,864	436,757
Firefinch, Ltd.(a),(b)(c)	6,635,363	542,600
Genesis Minerals, Ltd.(a),(b)	336,195	410,089
Gold Road Resources, Ltd.	3,924,199	5,254,693
Greatland Gold PLC(a),(b)	2,508,694	315,294
Hochschild Mining PLC	248,275	338,932
K92 Mining, Inc.(a)	1,002,753	4,926,548
Karora Resources, Inc.(a),(b)	1,042,341	3,830,950
McEwen Mining, Inc.(a),(b)	43,757	315,488
New Gold, Inc.(a),(b)	260,068	376,839
Novagold Resources, Inc.(a),(b)	82,890	310,009
OceanaGold Corp.(b)	2,612,293	5,007,527
Orla Mining, Ltd.(a),(b)	1,350,834	4,404,062
Osisko Mining, Inc.(a),(b)	168,192	338,910
Pan African Resources PLC	1,669,476	358,780
Perseus Mining, Ltd.	4,525,603	5,705,345
Ramelius Resources, Ltd.	327,459	376,002
Red 5, Ltd.(a)	16,942,338	3,579,058
Regis Resources, Ltd.	3,374,979	5,013,734
Resolute Mining, Ltd.(a)	13,501,334	4,094,213
Seabridge Gold, Inc.(a),(b)	344,894	4,183,564
Silver Lake Resources, Ltd.(a)	5,128,137	4,158,535
Skeena Resources, Ltd.(a)	726,796	3,537,855
Tietto Minerals, Ltd.(a)	851,823	354,089
Torex Gold Resources, Inc.(a),(b)	390,710	4,310,917
Victoria Gold Corp.(a)	72,770	382,234
Wesdome Gold Mines, Ltd.(b)	59,234	344,662
West African Resources, Ltd.(a)	628,182	404,530
Westgold Resources, Ltd.(a)	247,596	367,819
Total Gold Mining		98,892,211

22 | December 31, 2023

Sprott Junior Gold Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
Silver Mining (2.59%)
Endeavour Silver Corp.(a),(b)	1,412,559	$2,771,709

TOTAL COMMON STOCKS
(Cost $100,232,628)		107,032,779

RIGHTS (0.00%)
Basic Materials (0.00%)
Kinross Gold Corp. - CVR (Expiring 12/31/2049), Strike Price CAD $0.01(c)	233,341	–

TOTAL RIGHTS
(Cost $–)		–

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.06%)
Money Market Fund (0.02%)
State Street Institutional Treasury Plus Money Market Fund, Premier Class
(Cost $17,267)	5.31%	17,267	17,267

Investments Purchased with Collateral from Securities Loaned (5.04%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%
(Cost $5,384,048)		5,384,048	5,384,048

TOTAL SHORT TERM INVESTMENTS
(Cost $5,401,315)			$5,401,315

TOTAL INVESTMENTS (105.21%)
(Cost $105,633,943)			$112,434,094
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.21%)			(5,564,627)
NET ASSETS (100.00%)			$106,869,467

(a)	Non-income producing security.
(b)	As of December 31, 2023, the security, or a portion of the security position was on loan. As of December 31, 2023, the total market value of securities on loan was $5,807,256. The loaned securities were secured with cash collateral of $5,384,048 and non-cash collateral with the value of $1,151,999. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.
(c)	As a result of the use of significant unobservable inputs to determine the fair value, these investments have been classified as Level 3 assets.

See Notes to Financial Statements.

23 | December 31, 2023

Sprott Energy Transition Materials ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
COMMON STOCKS (99.52%)
Coal & Consumable Fuels (22.58%)
Alligator Energy, Ltd.(a)	439,200	$17,658
Bannerman Energy, Ltd.(a)	14,717	26,978
Boss Energy, Ltd.(a)	37,690	103,506
Cameco Corp.	12,766	550,215
CGN Mining Co., Ltd.(a)	552,700	121,745
Deep Yellow, Ltd.(a)	79,381	58,963
Denison Mines Corp.(a)	95,969	169,865
Encore Energy Corp.(a)	18,523	72,831
Energy Fuels, Inc.(a)	17,379	124,955
Fission Uranium Corp.(a)	73,825	60,172
NAC Kazatomprom JSC, GDR(b)	13,647	558,162
NexGen Energy, Ltd.(a)	55,671	389,697
Paladin Energy, Ltd.(a)	318,899	214,054
Uranium Energy Corp.(a)	77,103	493,459
Uranium Royalty Corp.(a)	10,539	28,455
Ur-Energy, Inc.(a)	28,285	43,559
Total Coal & Consumable Fuels		3,034,274
Copper Mining (19.20%)
Amman Mineral Internasional PT(a)	451,500	192,072
Antofagasta PLC	19,113	409,166
Atalaya Mining PLC	5,294	24,360
Capstone Copper Corp.(a),(c)	26,018	126,649
Central Asia Metals PLC	5,798	13,362
ERO Copper Corp.(a)	3,365	53,203
First Quantum Minerals, Ltd.	26,995	221,045
Freeport-McMoRan, Inc.	15,691	667,966
Jinchuan Group International Resources Co., Ltd.	110,900	9,232
KGHM Polska Miedz SA	5,808	181,115
Lundin Mining Corp.	30,403	248,722
Sandfire Resources, Ltd.(a)	10,426	52,149
SolGold PLC(a)	51,154	6,194
Southern Copper Corp.	4,062	349,616
Taseko Mines, Ltd.(a)	15,908	22,271
Total Copper Mining		2,577,122
Diversified Metals & Mining (37.05%)
29Metals, Ltd.	7,022	3,086
American Battery Technology Co.(a)	5,400	25,326
Arafura Rare Earths, Ltd.(a)	896,705	100,825
Argosy Minerals, Ltd.(a)	78,898	7,258
Atlantic Lithium, Ltd.(a)	22,352	6,475
Azure Minerals, Ltd.(a)	8,500	21,432
Boliden AB	8,512	265,418
Centaurus Metals, Ltd.(a)	45,183	16,473
Core Lithium, Ltd.(a),(c)	240,047	40,895
Critical Elements Lithium Corp.(a)	12,231	8,584
Delta Lithium, Ltd.(a)	24,486	7,842
E3 Lithium, Ltd.(a)	4,200	7,005
Eramet SA(c)	2,089	164,889
Filo Corp.(a)	3,145	50,104
Foran Mining Corp.(a)	5,897	17,357
Galan Lithium, Ltd.(a)	18,828	8,853
Global Atomic Corp.(a)	21,393	44,883

24 | December 31, 2023

Sprott Energy Transition Materials ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
Diversified Metals & Mining (continued)
Global Lithium Resources, Ltd.(a)	10,077	$8,275
Hercules Silver Corp.(a)	15,400	16,039
Hudbay Minerals, Inc.	12,991	71,710
IGO, Ltd.	70,379	434,036
ioneer, Ltd.(a),(c)	94,914	9,702
Ivanhoe Electric, Inc. / US(a)	1,807	18,215
Ivanhoe Mines, Ltd.(a)	19,287	187,040
Kodal Minerals PLC(a)	841,263	3,968
Lake Resources NL(a)	79,919	7,080
Latin Resources, Ltd.(a)	137,055	26,618
Leo Lithium, Ltd.(a)	23,792	8,188
Lifezone Metals, Ltd.(a)	5,300	47,912
Liontown Resources, Ltd.(a),(c)	92,222	103,694
Lithium Americas Argentina Corp.(a)	7,257	45,864
Lithium Ionic Corp.(a)	5,086	6,717
Lotus Resources, Ltd.(a)	145,100	28,180
Lynas Rare Earths, Ltd.(a)	133,628	651,994
Merdeka Battery Materials Tbk PT(a)	3,040,100	110,571
Meteoric Resources NL(a)	854,400	151,380
MMG, Ltd.	131,870	39,011
MP Materials Corp.(a),(c)	36,893	732,325
NGEx Minerals, Ltd.(a)	3,050	16,481
Nickel Asia Corp.	770,700	76,270
Nickel Industries, Ltd.	559,799	265,125
Northern Dynasty Minerals, Ltd.(a)	14,327	4,632
Panoramic Resources, Ltd.(a),(c)	132,202	3,153
Patriot Battery Metals, Inc.(a)	22,025	16,885
Piedmont Lithium, Inc.(a)	950	26,819
Pilbara Minerals, Ltd.(c)	242,342	652,317
Renascor Resources, Ltd.(a)	285,955	25,332
Sayona Mining, Ltd.(a),(c)	508,763	24,615
Sigma Lithium Corp.(a)	3,427	108,053
Solaris Resources, Inc.(a)	2,734	8,522
South Manganese Investment, Ltd.(c)	31,000	1,965
Standard Lithium, Ltd.(a)	8,431	17,031
Syrah Resources, Ltd.(a)	114,163	50,179
Talga Group, Ltd.(a),(c)	40,665	21,753
Vale Indonesia Tbk PT	469,900	131,537
Vulcan Energy Resources, Ltd.(a)	7,607	14,774
Winsome Resources, Ltd.(a)	8,686	6,215
Total Diversified Metals & Mining		4,976,882

Environmental & Facilities Services (0.14%)
Li-Cycle Holdings Corp.(a)	31,076	18,173

Fertilizers & Agricultural Chemicals (5.24%)
Sociedad Quimica y Minera de Chile SA, ADR	11,657	701,986

Gold Mining (1.60%)
China Gold International Resources Corp., Ltd.	11,000	46,981
Cia de Minas Buenaventura SAA, ADR	10,973	167,229
Total Gold Mining		214,210

Precious Metals & Minerals Mining (0.97%)
Atlas Lithium Corp.(a)	350	10,948

25 | December 31, 2023

Sprott Energy Transition Materials ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
Precious Metals & Minerals Mining (continued)
SilverCrest Metals, Inc.(a),(c)	18,149	$118,876
Total Precious Metals & Minerals Mining		129,824

Silver Mining (3.64%)
Aya Gold & Silver, Inc.(a)	24,224	177,514
Endeavour Silver Corp.(a)	29,461	58,038
Gatos Silver, Inc.(a)	6,711	43,890
GoGold Resources, Inc.(a),(c)	36,743	37,435
MAG Silver Corp.(a),(c)	10,991	114,416
Silvercorp Metals, Inc.(c)	22,166	58,297
Total Silver Mining		489,590

Specialty Chemicals (9.10%)
Albemarle Corp.	4,831	697,982
Ganfeng Lithium Group Co., Ltd.(b)(d)	39,200	148,095
Livent Corp.(a)	17,139	308,159
Tianqi Lithium Corp.	12,500	69,075
Total Specialty Chemicals		1,223,311

TOTAL COMMON STOCKS
(Cost $13,392,065)		13,365,372

Security Description	Shares	Value
EXCHANGE TRADED FUND (0.49%)
iShares MSCI India ETF	1,350	$65,894

TOTAL EXCHANGE TRADED FUND
(Cost $58,609)		65,894

	Shares	Value
SHORT TERM INVESTMENTS (2.63%)
Investments Purchased with Collateral from Securities Loaned (2.63%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%
(Cost $353,092)	353,092	353,092

TOTAL SHORT TERM INVESTMENTS
(Cost $353,092)		$353,092

TOTAL INVESTMENTS (102.64%)
(Cost $13,803,766)		$13,784,358
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.64%)		(355,184)
NET ASSETS (100.00%)		$13,429,174

(a)	Non-income producing security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of December 31, 2023, the market value of those securities was $706,257, representing 5.26% of net assets.
(c)	As of December 31, 2023, the security, or a portion of the security position was on loan. As of December 31, 2023, the total market value of securities on loan was $1,488,075. The loaned securities were secured with cash collateral of $353,092 and non-cash collateral with the value of $1,246,001. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the aggregate market value of those securities was $148,095, representing 1.10% of net assets.

See Notes to Financial Statements.

26 | December 31, 2023

Sprott Lithium Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
COMMON STOCKS (99.09%)
Diversified Metals & Mining (65.16%)
American Lithium Corp.(a)	39,780	$43,531
Anson Resources, Ltd.(a)	127,477	12,162
Argosy Minerals, Ltd.(a)	273,755	25,184
Arizona Lithium, Ltd.(a)	462,053	9,761
Atlantic Lithium, Ltd.(a)	33,512	9,707
Azure Minerals, Ltd.(a)	29,500	74,380
Cleantech Lithium PLC(a)	44,549	11,215
Core Lithium, Ltd.(a),(b)	416,544	70,963
Critical Elements Lithium Corp.(a)	42,433	29,782
Delta Lithium, Ltd.(a)	38,925	12,467
E3 Lithium, Ltd.(a)	7,832	13,063
Frontier Lithium, Inc.(a)	21,594	12,386
Galan Lithium, Ltd.(a)	30,301	14,248
Global Lithium Resources, Ltd.(a)	34,935	28,687
Green Technology Metals, Ltd.(a)	55,161	10,713
IGO, Ltd.	70,017	431,803
ioneer, Ltd.(a),(b)	329,310	33,661
Kodal Minerals PLC(a)	2,230,377	10,519
Lake Resources NL(a),(b)	142,175	12,595
Latin Resources, Ltd.(a)	475,598	92,367
Leo Lithium, Ltd.(a)	117,442	40,416
Li-FT Power, Ltd.(a)	7,693	35,706
Liontown Resources, Ltd.(a),(b)	203,808	229,160
Lithium Americas Argentina Corp.(a)	25,303	159,915
Lithium Ionic Corp.(a)	10,899	14,394
Mineral Resources, Ltd.	9,823	468,572
Patriot Battery Metals, Inc.(a)	18,060	135,343
Piedmont Lithium, Inc.(a)	3,300	93,159
Pilbara Minerals, Ltd.	165,012	444,166
Rock Tech Lithium, Inc.(a)	13,874	14,135
Savannah Resources PLC(a)	440,024	11,778
Sayona Mining, Ltd.(a),(b)	1,765,876	85,438
Sigma Lithium Corp.(a)	6,467	203,905
Standard Lithium, Ltd.(a)	31,004	62,628
Surge Battery Metals, Inc.(a)	35,700	21,284
Vulcan Energy Resources, Ltd.(a)	26,545	51,554
Winsome Resources, Ltd.(a)	18,198	13,021
Total Diversified Metals & Mining		3,043,768

Fertilizers & Agricultural Chemicals (10.22%)
Sociedad Quimica y Minera de Chile SA, ADR	7,927	477,365

Gold Mining (0.48%)
Arbor Metals Corp.(a)	16,257	12,760
Brunswick Exploration, Inc.(a)	15,551	9,741
Total Gold Mining		22,501

Precious Metals & Minerals (0.82%)
Atlas Lithium Corp.(a)	1,218	38,099

Specialty Chemicals (22.41%)
Albemarle Corp.	3,284	474,472
Ganfeng Lithium Group Co., Ltd.(c)(d)	60,600	228,943

27 | December 31, 2023

Sprott Lithium Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
Specialty Chemicals (continued)
Livent Corp.(a)	12,399	$222,934
Tianqi Lithium Corp.	21,800	120,467
Total Specialty Chemicals		1,046,816

TOTAL COMMON STOCKS
(Cost $6,142,054)		4,628,549

	Shares	Value
SHORT TERM INVESTMENTS (2.49%)
Investments Purchased with Collateral from Securities Loaned (2.49%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%
(Cost $116,100)	116,100	116,100

TOTAL SHORT TERM INVESTMENTS
(Cost $116,100)		$116,100

TOTAL INVESTMENTS (101.58%)
(Cost $6,258,154)		$4,744,649
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.58%)		(73,650)
NET ASSETS (100.00%)		$4,670,999

(a)	Non-income producing security.
(b)	As of December 31, 2023, the security, or a portion of the security position was on loan. As of December 31, 2023, the total market value of securities on loan was $167,019. The loaned securities were secured with cash collateral of $116,100 and non-cash collateral with the value of $116,927. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the aggregate market value of those securities was $228,943, representing 4.90% of net assets.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of December 31, 2023, the market value of those securities was $228,943, representing 4.90% of net assets.

See Notes to Financial Statements.

28 | December 31, 2023

Sprott Uranium Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
CLOSED END FUND (14.54%)
Sprott Physical Uranium Trust(a)(b)	11,440,666	$244,000,771

TOTAL CLOSED END FUND
(Cost $150,765,192)		244,000,771

Security Description	Shares	Value
COMMON STOCKS (85.37%)
Coal & Consumable Fuels (78.28%)
Alligator Energy, Ltd.(a)	218,804,851	8,797,164
Aura Energy, Ltd.(a),(c)	40,495,271	7,312,804
Bannerman Energy, Ltd.(a),(c)	9,870,000	18,092,691
Baselode Energy Corp.(a)	12,938,248	4,052,204
Berkeley Energia, Ltd.(a),(c)	27,696,704	4,942,499
Boss Energy, Ltd.(a),(c)	23,048,583	63,296,982
Cameco Corp.	5,552,275	239,303,052
CanAlaska Uranium, Ltd.(a)	14,124,180	3,997,259
CGN Mining Co., Ltd.(a),(c)	461,135,300	101,575,554
Deep Yellow, Ltd.(a)	49,597,508	36,840,039
Denison Mines Corp.(a),(c)	42,502,450	75,229,337
Elevate Uranium, Ltd.(a),(c)	18,330,820	5,558,731
Encore Energy Corp.(a),(c)	9,440,584	37,119,688
Energy Fuels, Inc.(a),(c)	8,313,990	59,777,588
F3 Uranium Corp.(a)	24,450,761	7,381,083
Fission Uranium Corp.(a),(c)	47,351,140	38,594,190
Forsys Metals Corp.(a),(c)	12,744,170	7,309,588
GoviEx Uranium, Inc.(a)	47,259,917	5,349,977
IsoEnergy, Ltd.(a)	10,549,289	29,377,666
Laramide Resources, Ltd.(a),(c)	14,443,406	7,303,183
Mega Uranium, Ltd.(a),(c)	24,595,354	7,610,351
NAC Kazatomprom JSC, GDR(d)	6,155,587	251,763,507
NexGen Energy, Ltd.(a),(c)	11,224,638	78,572,466
Paladin Energy, Ltd.(a)	112,634,610	75,603,486
Peninsula Energy, Ltd.(a),(c)	84,532,550	6,048,490
Skyharbour Resources, Ltd.(a)	12,679,242	4,449,528
Toro Energy, Ltd.(a),(c)	11,872,289	3,802,472
Uranium Energy Corp.(a),(c)	12,659,924	81,023,513
Uranium Royalty Corp.(a),(c)	4,580,556	12,306,539
Ur-Energy, Inc.(a),(c)	17,169,214	26,440,590
Western Uranium & Vanadium Corp.(a),(c)	3,706,708	4,475,856
Total Coal & Consumable Fuels		1,313,308,077

Diversified Metals & Mining (2.68%)
Core Nickel Corp.(a)	3,145,958	237,422
Global Atomic Corp.(a)	13,224,528	27,745,510
Lotus Resources, Ltd.(a)	88,134,006	17,116,781
Total Diversified Metals & Mining		45,099,713

Electronic Equipment & Instruments (0.02%)
Premier American Uranium, Inc.(a)	298,124	337,486

29 | December 31, 2023

Sprott Uranium Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
Trading Companies & Distributors (4.39%)
Yellow Cake PLC(a)(d)(e)	9,339,572	$73,630,394

TOTAL COMMON STOCKS
(Cost $1,178,078,470)		1,432,375,670

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (7.27%)
Money Market Fund (0.01%)
State Street Institutional Treasury Plus Money Market Fund, Premier Class
(Cost $157,270)	5.31%	157,270	157,270

Investments Purchased with Collateral from Securities Loaned (7.26%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%
(Cost $121,834,860)		121,834,860	121,834,860

TOTAL SHORT TERM INVESTMENTS
(Cost $121,992,130)			$121,992,130

TOTAL INVESTMENTS (107.18%)
(Cost $1,450,835,792)			$1,798,368,571
LIABILITIES IN EXCESS OF OTHER ASSETS (-7.18%)			(120,470,437)
NET ASSETS (100.00%)			$1,677,898,134

(a)	Non-income producing security.

(b)	See Affiliated Investments for details.

(c)	As of December 31, 2023, the security, or a portion of the security position is currently on loan. As of December 31, 2023, the total market value of securities on loan was $142,334,111. The loaned securities were secured with cash collateral of $121,834,860 and non-cash collateral with the value of $26,305,786. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of December 31, 2023, the market value of those securities was $325,393,901, representing 19.39% of net assets.

(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the aggregate market value of those securities was $73,630,394, representing 4.39% of net assets.

AFFILIATED INVESTMENTS

Security Name	Market Value as of January 1, 2023	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Market Value as of December 31, 2023	Share Balance as of December 31, 2023
Sprott Physical Uranium Trust	$115,816,653	$4,102,329	$55,087,332	$(16,477,502)	$(11,799,741)	$97,750,128	$(478,428)	$244,000,771	11,440,666
TOTAL	$115,816,653	$4,102,329	$55,087,332	$(16,477,502)	$(11,799,741)	$97,750,128	$(478,428)	$244,000,771	11,440,666

See Notes to Financial Statements.

30 | December 31, 2023

Sprott Junior Uranium Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
COMMON STOCKS (99.98%)
Coal & Consumable Fuels (94.43%)
Alligator Energy, Ltd.(a)	66,104,673	$2,657,773
Anfield Energy, Inc.(a)	7,533,000	483,231
Atha Energy Corp.(a)	1,578,145	1,476,850
Aura Energy, Ltd.(a)	7,433,152	1,342,309
Bannerman Energy, Ltd.(a)	2,215,398	4,061,045
Baselode Energy Corp.(a)	1,112,500	348,430
Berkeley Energia, Ltd.(a)	6,147,206	1,151,978
Boss Energy, Ltd.(a)	3,355,548	9,215,146
CanAlaska Uranium, Ltd.(a)	2,206,952	624,585
CGN Mining Co., Ltd.(a),(b)	41,630,000	9,169,956
Deep Yellow, Ltd.(a)	11,942,188	8,870,419
Denison Mines Corp.(a)	12,118,590	21,449,904
Elevate Uranium, Ltd.(a)	4,871,623	1,477,296
Encore Energy Corp.(a)	2,391,483	9,403,137
Energy Fuels, Inc.(a)	1,161,059	8,348,014
F3 Uranium Corp.(a)	7,128,616	2,151,954
Fission Uranium Corp.(a)	11,116,051	9,060,288
Forsys Metals Corp.(a)	2,137,800	1,226,164
GoviEx Uranium, Inc.(a)	11,680,153	1,322,232
IsoEnergy, Ltd.(a)	979,510	2,727,740
Laramide Resources, Ltd.(a)	3,960,905	2,002,797
Mega Uranium, Ltd.(a)	6,217,800	1,923,926
NexGen Energy, Ltd.(a),(b)	3,569,634	24,987,438
Paladin Energy, Ltd.(a)	36,256,357	24,336,275
Peninsula Energy, Ltd.(a),(b)	19,805,469	1,417,125
Skyharbour Resources, Ltd.(a)	2,917,217	1,023,739
Uranium Energy Corp.(a)	3,580,610	22,915,904
Uranium Royalty Corp.(a)	1,624,531	4,386,234
Ur-Energy, Inc.(a)	4,324,602	6,659,887
Western Uranium & Vanadium Corp.(a)	621,415	750,360
Total Coal & Consumable Fuels		186,972,136

Diversified Metals & Mining (5.55%)
Global Atomic Corp.(a)	3,219,270	6,754,138
Lotus Resources, Ltd.(a)	21,841,828	4,241,970
Total Diversified Metals & Mining		10,996,108

TOTAL COMMON STOCKS
(Cost $167,187,918)		197,968,244

31 | December 31, 2023

Sprott Junior Uranium Miners ETF
Schedule of Investments	December 31, 2023

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.57%)

Money Market Fund (0.01%)
State Street Institutional Treasury Plus Money Market Fund, Premier Class
(Cost $13,642)	5.31%	13,642	13,642

Investments Purchased with Collateral from Securities Loaned (0.56%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%
(Cost $1,107,423)		1,107,423	1,107,423

TOTAL SHORT TERM INVESTMENTS
(Cost $1,121,065)			$1,121,065

TOTAL INVESTMENTS (100.55%)
(Cost $168,308,983)			$199,089,309
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.55%)			(1,084,805)
NET ASSETS (100.00%)			$198,004,504

(a)	Non-income producing security.
(b)	As of December 31, 2023, the security, or a portion of the security position was on loan. As of December 31, 2023, the total market value of securities on loan was $1,640,439. The loaned securities were secured with cash collateral of $1,107,423 and non-cash collateral with the value of $575,971. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

 See Notes to Financial Statements.

32 | December 31, 2023

Sprott Junior Copper Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
COMMON STOCKS (97.60%)
Copper Mining (39.77%)
Aeris Resources, Ltd.(a)	174,600	$17,252
Arizona Sonoran Copper Co., Inc.(a)	39,077	51,609
Atalaya Mining PLC	45,947	211,424
Austral Resources Australia, Ltd.(a)	65,607	7,153
Capstone Copper Corp.(a)	51,797	252,134
Central Asia Metals PLC	90,098	207,637
ERO Copper Corp.(a),(b)	17,150	271,155
Hot Chili, Ltd.(a)	56,385	41,497
Jinchuan Group International Resources Co., Ltd.	1,426,000	118,704
Metals Acquisition, Ltd.(a)	11,533	142,548
Sandfire Resources, Ltd.(a)	51,632	258,256
SolGold PLC(a)	871,550	105,537
Taseko Mines, Ltd.(a)	157,335	220,269
Total Copper Mining		1,905,175

Diversified Metals & Mining (46.40%)
29Metals, Ltd.	101,790	44,740
AIC Mines, Ltd.(a)	165,527	38,915
Amerigo Resources, Ltd.	61,505	64,520
Arc Minerals, Ltd.(a)	327,064	12,924
Caravel Minerals, Ltd.(a)	231,143	29,140
Carnaby Resources, Ltd.(a)	84,422	45,736
Copperstone Resources(a)	42,268	102,757
Encounter Resources, Ltd.(a)	169,007	33,399
Entree Resources, Ltd.(a)	53,868	48,378
Filo Corp.(a)	14,110	224,793
Foran Mining Corp.(a)	69,680	205,088
Hillgrove Resources, Ltd.	684,182	43,826
Hudbay Minerals, Inc.	46,647	257,491
Ivanhoe Electric, Inc. / US(a)	17,846	179,888
Los Andes Copper, Ltd.(a)	5,844	52,043
MMG, Ltd.	704,000	208,265
New World Resources, Ltd.(a)	1,032,182	27,432
NGEx Minerals, Ltd.(a)	41,065	221,898
Northern Dynasty Minerals, Ltd.(a)	274,826	88,851
Philex Mining Corp.	1,024,950	59,415
Rex Minerals, Ltd.(a)	303,929	41,422
Solaris Resources, Inc.(a)	46,329	144,401
Trilogy Metals, Inc.(a)	71,182	30,608
Xanadu Mines, Ltd.(a)	349,153	14,038
Total Diversified Metals & Mining		2,219,968

Gold Mining (11.43%)
China Gold International Resources Corp., Ltd.	49,100	209,705
Cia de Minas Buenaventura SAA, ADR	22,148	337,536
Total Gold Mining		547,241

TOTAL COMMON STOCKS
(Cost $4,732,477)		4,672,384

33 | December 31, 2023

Sprott Junior Copper Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
EXCHANGE TRADED FUND (2.38%)
iShares MSCI India ETF	2,336	$114,020

TOTAL EXCHANGE TRADED FUND
(Cost $96,993)		114,020

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.76%)
Money Market Fund (0.06%)
State Street Institutional Treasury Plus Money Market Fund, Premier Class
(Cost $2,700)	5.31%	2,700	2,700

Investments Purchased with Collateral from Securities Loaned (3.70%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%
(Cost $177,313)		177,313	177,313

TOTAL SHORT TERM INVESTMENTS
(Cost $180,013)			$180,013

TOTAL INVESTMENTS (103.74%)
(Cost $5,009,483)			$4,966,417
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.74%)			(179,072)
NET ASSETS (100.00%)			$4,787,345

(a)	Non-income producing security.

(b)	As of December 31, 2023, the security, or a portion of the security position was on loan. As of December 31, 2023, the total market value of securities on loan was $166,521. The loaned securities were secured with cash collateral of $177,313 and non-cash collateral with the value of $-. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

See Notes to Financial Statements.

34 | December 31, 2023

Sprott Nickel Miners ETF
Schedule of Investments	December 31, 2023

Security Description	Shares	Value
COMMON STOCKS (99.30%)
Diversified Metals & Mining (94.55%)
Ardea Resources, Ltd.(a)	73,519	$23,797
Canada Nickel Co., Inc.(a)	67,925	58,439
Centaurus Metals, Ltd.(a)	191,732	69,901
Eramet SA	924	72,933
Global Ferronickel Holdings, Inc.	1,445,730	53,782
Lifezone Metals, Ltd.(a)	10,875	98,310
Lunnon Metals, Ltd.(a)	63,356	25,904
Magna Mining, Inc.(a)	56,426	23,847
Merdeka Battery Materials Tbk PT(a)	6,226,700	226,470
Nickel 28 Capital Corp.(a)	30,740	19,719
Nickel Asia Corp.	779,865	77,177
Nickel Industries, Ltd.	573,297	271,518
Panoramic Resources, Ltd.(a),(b)	437,015	10,423
Poseidon Nickel, Ltd.(a)	1,580,361	12,923
Premium Nickel Resources, Ltd.(a)	48,870	46,471
Raiden Resources, Ltd.(a)	1,201,700	32,756
Sherritt International Corp.(a)	189,895	42,277
Talon Metals Corp.(a)	312,210	42,412
Trimegah Bangun Persada Tbk PT	1,135,100	73,722
Vale Indonesia Tbk PT	481,200	134,700
Xinjiang Xinxin Mining Industry Co., Ltd.	363,700	38,194
Total Diversified Metals & Mining		1,455,675

Gold Mining (4.75%)
Aneka Tambang Tbk	661,095	73,207

TOTAL COMMON STOCKS
(Cost $1,824,893)		1,528,882

TOTAL INVESTMENTS (99.30%)
(Cost $1,824,893)		$1,528,882
OTHER ASSETS IN EXCESS OF LIABILITIES (0.70%)		10,781
NET ASSETS (100.00%)		$1,539,663

(a)	Non-income producing security.

(b)	As of December 31, 2023, the security, or a portion of the security position was on loan. As of December 31, 2023, the total market value of securities on loan was $8,040. The loaned securities were secured with cash collateral of $– and non-cash collateral with the value of $8,533. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

See Notes to Financial Statements.

35 | December 31, 2023

Sprott ETFs

Statements of Assets and Liabilities	December 31, 2023

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF	Sprott Energy Transition Materials ETF
ASSETS:
Unaffiliated investments, at value	$245,662,442	$112,434,094	$13,784,358
Cash	2,695	–	–
Foreign currency, at value	1,734	–	5
Dividends and reclaim receivable	70,031	8,705	5,158
Total assets	245,736,902	112,442,799	13,789,521

LIABILITIES:
Payable to Adviser	106,343	76,776	7,067
Payable to custodian for overdraft	–	–	188
Payable for collateral upon return of securities loaned	13,175,400	5,384,048	353,092
Administration fees payable	17,720	9,839	–
Professional fees payable	32,188	25,002	–
Transfer agent fees payable	26,250	26,250	–
Accrued expenses and other liabilities	56,801	51,417	–
Total liabilities	13,414,702	5,573,332	360,347
NET ASSETS	$232,322,200	$106,869,467	$13,429,174

NET ASSETS CONSIST OF:
Paid-in capital	$319,322,160	$177,077,226	$13,925,770
Total distributable earnings (accumulated loss)	(86,999,960)	(70,207,759)	(496,596)
NET ASSETS	$232,322,200	$106,869,467	$13,429,174

UNAFFILIATED INVESTMENTS, AT COST	$234,802,107	$105,633,943	$13,803,766
FOREIGN CURRENCY, AT COST	$1,740	$–	$5

PRICING OF SHARES
Net Assets	$232,322,200	$106,869,467	$13,429,174
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,280,000	3,630,000	760,000
Net Asset Value, offering and redemption price per share	$25.03	$29.44	$17.67

See Notes to Financial Statements.

36 | December 31, 2023

Sprott ETFs

Statements of Assets and Liabilities	December 31, 2023

	Sprott Lithium Miners ETF	Sprott Uranium Miners ETF	Sprott Junior Uranium Miners ETF
ASSETS:
Unaffiliated investments, at value	$4,744,649	$1,554,367,800	$199,089,309
Affiliated investments, at value	–	244,000,771	–
Cash	–	16,752	22,790
Foreign currency, at value	–	2,029	–
Receivable for investments sold	40,665	2,237,357	324,841
Dividends and reclaim receivable	6,401	188,421	21,969
Total assets	4,791,715	1,800,813,130	199,458,909

LIABILITIES:
Payable for investments purchased	–	–	217,340
Payable to Adviser	2,377	1,080,136	129,642
Payable to custodian for overdraft	2,239	–	–
Payable for collateral upon return of securities loaned	116,100	121,834,860	1,107,423
Total liabilities	120,716	122,914,996	1,454,405
NET ASSETS	$4,670,999	$1,677,898,134	$198,004,504

NET ASSETS CONSIST OF:
Paid-in capital	$6,718,650	$1,463,008,134	$179,495,348
Total distributable earnings (accumulated loss)	(2,047,651)	214,890,000	18,509,156
NET ASSETS	$4,670,999	$1,677,898,134	$198,004,504

UNAFFILIATED INVESTMENTS, AT COST	$6,258,154	$1,300,070,600	$168,308,983
AFFILIATED INVESTMENTS, AT COST	$–	$150,765,192	$–
FOREIGN CURRENCY, AT COST	$–	$1,984	$–

PRICING OF SHARES
Net Assets	$4,670,999	$1,677,898,134	$198,004,504
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01 per share)	370,000	34,905,000	8,470,000
Net Asset Value, offering and redemption price per share	$12.62	$48.07	$23.38

See Notes to Financial Statements.

37 | December 31, 2023

Sprott ETFs

Statements of Assets and Liabilities	December 31, 2023

	Sprott Junior Copper Miners ETF	Sprott Nickel Miners ETF
ASSETS:
Unaffiliated investments, at value	$4,966,417	$1,528,882
Cash	563	–
Receivable for investments sold	–	10,030
Dividends and reclaim receivable	360	3,707
Total assets	4,967,340	1,542,619

LIABILITIES:
Payable to Adviser	2,682	889
Payable to custodian for overdraft	–	2,067
Payable for collateral upon return of securities loaned	177,313	–
Total liabilities	179,995	2,956
NET ASSETS	$4,787,345	$1,539,663

NET ASSETS CONSIST OF:
Paid-in capital	$5,023,600	$2,078,621
Total distributable earnings (accumulated loss)	(236,255)	(538,958)
NET ASSETS	$4,787,345	$1,539,663

UNAFFILIATED INVESTMENTS, AT COST	$5,009,483	$1,824,893

PRICING OF SHARES
Net Assets	$4,787,345	$1,539,663
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01 per share)	260,000	110,000
Net Asset Value, offering and redemption price per share	$18.41	$14.00

See Notes to Financial Statements.

38 | December 31, 2023

Sprott ETFs

Statements of Operations	For the Year Ended December 31, 2023

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF		Sprott Energy Transition Materials ETF(a)
INVESTMENT INCOME:
Dividends	$4,885,375	$463,664		$146,459
Securities lending income - net of fees (See Note 5)	53,084	37,637		10,869
Foreign withholding tax	(558,744)	(14,789)		(13,811)
Total investment income	4,379,715	486,512		143,517

EXPENSES:
Investment adviser fees (See Note 6)	853,302	353,869		49,838
Administration fees	107,104	39,192		–
Legal fees	38,297	15,490		–
Trustee fees	29,161	11,967		–
Audit fees	20,000	20,000		–
Compliance fees	10,235	4,432		–
Transfer agent fees	9,000	9,000		–
Other fees and expenses	126,905	82,384		–
Total expenses before recoupment/(waiver)/(reimbursement)	1,194,004	536,334		49,838
Less fee recoupment/(waiver)/(reimbursement) by investment adviser (See Note 6)	26,661	(30,344)		–
Net expense	1,220,665	505,990		49,838
NET INVESTMENT INCOME/(LOSS)	3,159,050	(19,478)		93,679

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on unaffiliated investments	336,398 (b)	(7,497,478	)(b)	68,667 (b)
Net realized gain/(loss) on foreign currency transactions	(8,287)	(4,983)		527
Net realized gain/(loss)	328,111	(7,502,461)		69,194
Net change in unrealized appreciation/(depreciation) on unaffiliated investments	1,625,801	14,753,852		(19,408)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	1,008	89		–
Net change in unrealized appreciation/(depreciation)	1,626,809	14,753,941		(19,408)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	1,954,920	7,251,480		49,786
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,113,970	$7,232,002		$143,465

(a)	The Sprott Energy Transition Materials ETF commenced operations on February 1, 2023.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 8).

See Notes to Financial Statements.

39 | December 31, 2023

Sprott ETFs

Statements of Operations	For the Year Ended December 31, 2023

	Sprott Lithium Miners ETF(a)	Sprott Uranium Miners ETF		Sprott Junior Uranium Miners ETF(b)
INVESTMENT INCOME:
Dividends	$94,104	$8,248,415		$5,584
Securities lending income - net of fees (See Note 5)	18,182	1,077,491		73,885
Foreign withholding tax	(12,504)	(277,920)		–
Total investment income	99,782	9,047,986		79,469

EXPENSES:
Investment adviser fees (See Note 6)	24,445	8,678,296		513,003
Total expenses	24,445	8,678,296		513,003
NET INVESTMENT INCOME/(LOSS)	75,337	369,690		(433,534)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on unaffiliated investments	2,423 (c)	2,069,976	(c)	(4,383,188)
Net realized gain/(loss) on affiliated investments	–	(478,428	)(c)	–
Net realized gain/(loss) on foreign currency transactions	1,291	(62,132)		(19,020)
Net realized gain/(loss)	3,714	1,529,416		(4,402,208)
Net change in unrealized appreciation/(depreciation) on unaffiliated investments	(1,513,505)	419,391,782		30,780,326
Net change in unrealized appreciation/(depreciation) on affiliated investments	–	97,750,128		–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(4)	45		(16)
Net change in unrealized appreciation/(depreciation)	(1,513,509)	517,141,955		30,780,310
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(1,509,795)	518,671,371		26,378,102
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,434,458)	$519,041,061		$25,944,568

(a)	The Sprott Lithium Miners ETF commenced operations on February 1, 2023.
(b)	The Sprott Junior Uranium Miners ETF commenced operations on February 1, 2023.
(c)	Includes realized gain or loss as a result of in-kind transactions (See Note 8).

See Notes to Financial Statements.

40 | December 31, 2023

Sprott ETFs

Statements of Operations	For the Year Ended December 31, 2023

	Sprott Junior Copper Miners ETF(a)	Sprott Nickel Miners ETF(b)
INVESTMENT INCOME:
Dividends	$31,658	$29,671
Securities lending income - net of fees (See Note 5)	8,785	13,138
Foreign withholding tax	(3,583)	(2,897)
Total investment income	36,860	39,912

EXPENSES:
Investment adviser fees (See Note 6)	19,752	9,044
Total expenses	19,752	9,044
NET INVESTMENT INCOME	17,108	30,868

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on unaffiliated investments	(106,583)	(23,539)
Net realized gain/(loss) on foreign currency transactions	1,097	(1,206)
Net realized gain/(loss)	(105,486)	(24,745)
Net change in unrealized appreciation/(depreciation) on unaffiliated investments	(43,066)	(296,011)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	–	3
Net change in unrealized appreciation/(depreciation)	(43,066)	(296,008)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(148,552)	(320,753)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(131,444)	$(289,885)

(a)	The Sprott Junior Copper Miners ETF commenced operations on February 1, 2023.
(b)	The Sprott Nickel Miners ETF commenced operations on March 21, 2023.

See Notes to Financial Statements.

41 | December 31, 2023

Sprott ETFs

Statements of Changes in Net Assets

	Sprott Gold Miners ETF		Sprott Junior Gold Miners ETF
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
OPERATIONS:
Net investment income/(loss)	$3,159,050	$3,322,817	$(19,478)	$622,963
Net realized gain/(loss)	328,111	(8,525,252)	(7,502,461)	(34,052,406)
Net change in unrealized appreciation/(depreciation)	1,626,809	(16,624,411)	14,753,941	268,060
Net increase/(decrease) in net assets resulting from operations	5,113,970	(21,826,846)	7,232,002	(33,161,383)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,155,482)	(3,155,580)	(4,642,444)	(2,518,228)
Total distributions	(3,155,482)	(3,155,580)	(4,642,444)	(2,518,228)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	33,101,718	35,456,531	8,712,381	13,922,116
Cost of shares redeemed	(36,169,764)	(8,956,306)	(6,802,463)	–
Net increase/(decrease) from capital share transactions	(3,068,046)	26,500,225	1,909,918	13,922,116
Net increase/(decrease) in net assets	(1,109,558)	1,517,799	4,499,476	(21,757,495)

NET ASSETS:
Beginning of year	233,431,758	231,913,959	102,369,991	124,127,486
End of year	$232,322,200	$233,431,758	$106,869,467	$102,369,991

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	9,450,000	8,500,000	3,550,000	3,050,000
Shares sold	1,250,000	1,300,000	290,000	500,000
Shares redeemed	(1,420,000)	(350,000)	(210,000)	–
Shares outstanding, end of year	9,280,000	9,450,000	3,630,000	3,550,000

See Notes to Financial Statements.

42 | December 31, 2023

Sprott ETFs

Statements of Changes in Net Assets

	Sprott Energy Transition Materials ETF(a)	Sprott Lithium Miners ETF(b)
	For the Period February 1, 2023 to December 31, 2023	For the Period February 1, 2023 to December 31, 2023
OPERATIONS:
Net investment income/(loss)	$93,679	$75,337
Net realized gain/(loss)	69,194	3,714
Net change in unrealized appreciation/(depreciation)	(19,408)	(1,513,509)
Net increase/(decrease) in net assets resulting from operations	143,465	(1,434,458)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(323,891)	(126,824)
Total distributions	(323,891)	(126,824)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	16,667,751	8,858,526
Cost of shares redeemed	(3,058,151)	(2,626,245)
Net increase/(decrease) from capital share transactions	13,609,600	6,232,281
Net increase/(decrease) in net assets	13,429,174	4,670,999

NET ASSETS:
Beginning of year	–	–
End of year	$13,429,174	$4,670,999

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–	–
Shares sold	940,002	510,002
Shares redeemed	(180,002)	(140,002)
Shares outstanding, end of year	760,000	370,000

(a)	The Sprott Energy Transition Materials ETF commenced operations on February 1, 2023.
(b)	The Sprott Lithium Miners ETF commenced operations on February 1, 2023.

See Notes to Financial Statements.

43 | December 31, 2023

Sprott ETFs

Statements of Changes in Net Assets

	Sprott Uranium Miners ETF
	For the Year Ended December 31, 2023	For the Period September 1, 2022 to December 31, 2022(a)	For the Year Ended August 31, 2022(b)
OPERATIONS:
Net investment income/(loss)	$369,690	$(1,727,079)	$3,334,564
Net realized gain/(loss)	1,529,416	(20,721,518)	83,365,189
Net change in unrealized appreciation/(depreciation)	517,141,955	(167,885,974)	(21,855,184)
Net increase/(decrease) in net assets resulting from operations	519,041,061	(190,334,571)	64,844,569

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(58,473,309)	–	(46,290,058)
Total distributions	(58,473,309)	–	(46,290,058)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	478,436,405	21,063,643	1,011,484,344
Cost of shares redeemed	(87,574,305)	(41,844,588)	(348,231,453	)(c)
Net increase/(decrease) from capital share transactions	390,862,100	(20,780,945)	663,252,891
Net increase/(decrease) in net assets	851,429,852	(211,115,516)	681,807,402

NET ASSETS:
Beginning of year	826,468,282	1,037,583,798	355,776,396
End of year	$1,677,898,134	$826,468,282	$1,037,583,798

CAPITAL SHARE TRANSACTIONS:
Beginning shares	25,975,000	13,325,000	5,725,000
Shares sold	11,240,000	300,000	12,025,000
Shares redeemed	(2,310,000)	(725,000)	(4,425,000)
Stock Split	–	13,075,000 (d)	–
Shares outstanding, end of year	34,905,000	25,975,000	13,325,000

(a)	Effective September 6, 2022, the Board approved changing the fiscal year-end of the Fund from August 31 to December 31.
(b)	The fund was reorganized on April 22, 2022 and became a series within the Sprott Funds Trust thereafter.
(c)	Net of redemption fees of $78,990.
(d)	On December 21, 2022, the Sprott Uranium Miners ETF underwent a two for stock split. See Note 1 for additional details.

See Notes to Financial Statements.

44 | December 31, 2023

Sprott ETFs

Statements of Changes in Net Assets

	Sprott Junior Uranium Miners ETF(a)	Sprott Junior Copper Miners ETF(b)	Sprott Nickel Miners ETF(c)
	For the Period February 1, 2023 to December 31, 2023	For the Period February 1, 2023 to December 31, 2023	For the Period March 21, 2023 to December 31, 2023
OPERATIONS:
Net investment income/(loss)	$(433,534)	$17,108	$30,868
Net realized gain/(loss)	(4,402,208)	(105,486)	(24,745)
Net change in unrealized appreciation/(depreciation)	30,780,310	(43,066)	(296,008)
Net increase/(decrease) in net assets resulting from operations	25,944,568	(131,444)	(289,885)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(7,435,412)	(104,811)	(249,073)
Total distributions	(7,435,412)	(104,811)	(249,073)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	179,495,388	5,023,640	2,078,641
Cost of shares redeemed	(40)	(40)	(20)
Net increase/(decrease) from capital share transactions	179,495,348	5,023,600	2,078,621
Net increase/(decrease) in net assets	198,004,504	4,787,345	1,539,663

NET ASSETS:
Beginning of year	–	–	–
End of year	$198,004,504	$4,787,345	$1,539,663

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–	–	–
Shares sold	8,470,002	260,002	110,001
Shares redeemed	(2)	(2)	(1)
Shares outstanding, end of year	8,470,000	260,000	110,000

(a)	The Sprott Junior Uranium Miners ETF commenced operations on February 1, 2023.
(b)	The Sprott Junior Copper Miners ETF commenced operations on February 1, 2023.
(c)	The Sprott Nickel Miners ETF commenced operations on March 21, 2023.

See Notes to Financial Statements.

45 | December 31, 2023

Sprott Gold Miners ETF

Financial Highlights

For a Share Outstanding Throughout the Periods Presented	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period December 1, 2020 to December 31, 2020(a)		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$24.70	$27.28	$30.50	$29.57		$23.37	$15.26

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (b)	0.34	0.37	0.33	0.03		0.07	0.02
Net realized and unrealized gain/(loss)	0.34	(2.60)	(3.19)	0.99		6.19	8.18
Total from investment operations	0.68	(2.23)	(2.86)	1.02		6.26	8.20

DISTRIBUTIONS:
From net investment income	(0.35)	(0.35)	(0.36)	(0.09)		(0.06)	(0.09)
Total distributions	(0.35)	(0.35)	(0.36)	(0.09)		(0.06)	(0.09)

Net increase/(decrease) in net asset value	0.33	(2.58)	(3.22)	0.93		6.20	8.11
NET ASSET VALUE, END OF PERIOD	$25.03	$24.70	$27.28	$30.50		$29.57	$23.37
TOTAL RETURN(c)	2.72%	(8.18)%	(9.33)%	3.46%		26.85%	53.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$232,322	$233,432	$231,914	$259,234		$251,376	$177,647

Ratio of expenses including waiver/reimbursement/recoupment to average net assets	0.50%	0.50%	0.50%	0.50	%(d)	0.50%	0.54	%(e)
Ratio of expenses excluding waiver/reimbursement/recoupment to average net assets	0.49%	0.51%	0.49%	0.58	%(d)	0.52%	0.57%
Ratio of net investment income/(loss) to average net assets	1.30%	1.43%	1.18%	1.28	%(d)	0.24%	0.09%
Portfolio turnover rate(f)	58%	73%	66%	0%		95%	112%

(a)	With the approval of the Board effective December 31, 2020, the Fund's fiscal year end was changed from November 30 to December 31.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Prior to July 19, 2019, ALPS Advisors, Inc., the prior unaffiliated adviser paid certain Fund expenses via a unitary fee arrangement; no fees or expenses were waived.
(f)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

46 | December 31, 2023

Sprott Junior Gold Miners ETF

Financial Highlights

For a Share Outstanding Throughout the Periods Presented	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period December 1, 2020 to December 31, 2020(a)		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$28.84	$40.70	$49.30	$45.27		$30.28	$21.63

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.01)	0.19	0.42	(0.00	)(c)	(0.04)	0.06
Net realized and unrealized gain/(loss)	1.95	(11.34)	(8.12)	5.00		15.25	8.59
Total from investment operations	1.94	(11.15)	(7.70)	5.00		15.21	8.65

DISTRIBUTIONS:
From net investment income	(1.34)	(0.71)	(0.90)	(0.97)		(0.22)	–
Total distributions	(1.34)	(0.71)	(0.90)	(0.97)		(0.22)	–

Net increase/(decrease) in net asset value	0.60	(11.86)	(8.60)	4.03		14.99	8.65
NET ASSET VALUE, END OF PERIOD	$29.44	$28.84	$40.70	$49.30		$45.27	$30.28
TOTAL RETURN(d)	6.69%	(27.40)%	(15.56)%	11.11%		50.56%	39.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$106,869	$102,370	$124,127	$123,258		$106,383	$52,994

Ratio of expenses including waiver/reimbursement/recoupment to average net assets	0.50%	0.50%	0.50%	0.50	%(e)	0.50%	0.54	%(f)
Ratio of expenses excluding waiver/reimbursement/recoupment to average net assets	0.53%	0.67%	0.61%	0.75	%(e)	0.76%	0.71%
Ratio of net investment income/(loss) to average net assets	(0.02)%	0.59%	0.96%	(0.07	)%(e)	(0.10)%	0.22%
Portfolio turnover rate(g)	70%	100%	66%	0%		157%	127%

(a)	With the approval of the Board effective December 31, 2020, the Fund's fiscal year end was changed from November 30 to December 31.
(b)	Based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Prior to July 19, 2019, ALPS Advisors, Inc., the prior unaffiliated adviser paid certain Fund expenses via a unitary fee arrangement; no fees or expenses were waived.
(g)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

47 | December 31, 2023

Sprott Energy Transition Materials ETF

Financial Highlights

For a Share Outstanding Throughout the Period Presented	For the Period February 1, 2023 to December 31, 2023(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.49

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (b)	0.19
Net realized and unrealized gain/(loss)	(2.57)
Total from investment operations	(2.38)

DISTRIBUTIONS:
From net investment income	(0.43)
From net realized gains	(0.01)
Total distributions	(0.44)

Net increase/(decrease) in net asset value	(2.82)
NET ASSET VALUE, END OF PERIOD	$17.67
TOTAL RETURN(c)	(11.60)%

Net assets, end of period (000s)	$13,429

Ratio of expenses to average net assets	0.65	%(d)
Ratio of net investment income/(loss) to average net assets	1.22	%(d)
Portfolio turnover rate(e),(f)	33%

(a)	The Sprott Energy Transition Materials ETF commenced operations on February 1, 2023.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.
(f)	Not annualized.

See Notes to Financial Statements.

48 | December 31, 2023

Sprott Lithium Miners ETF

Financial Highlights

For a Share Outstanding Throughout the Period Presented	For the Period February 1, 2023 to December 31, 2023(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.21

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (b)	0.28
Net realized and unrealized gain/(loss)	(7.52)
Total from investment operations	(7.24)

DISTRIBUTIONS:
From net investment income	(0.35)
Total distributions	(0.35)

Net increase/(decrease) in net asset value	(7.59)
NET ASSET VALUE, END OF PERIOD	$12.62
TOTAL RETURN(c)	(35.77)%

Net assets, end of period (000s)	$4,671

Ratio of expenses to average net assets	0.65	%(d)
Ratio of net investment income/(loss) to average net assets	2.00	%(d)
Portfolio turnover rate(e),(f)	59%

(a)	The Sprott Lithium Miners ETF commenced operations on February 1, 2023.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.
(f)	Not annualized.

See Notes to Financial Statements.

49 | December 31, 2023

Sprott Uranium Miners ETF

Financial Highlights

For a Share Outstanding Throughout the Periods Presented	For the Year Ended December 31, 2023	For the Period September 1, 2022 to December 31, 2022 (a)		For the Year Ended August 31, 2022 (b)	For the Year Ended August 31, 2021 (b)(c)	For the Period December 3, 2019 (Commencement of Operations) to August 31, 2020 (b)(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$31.82	$38.94		$31.07	$16.69	$12.50

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	0.01	(0.07)		0.15	0.23	0.08
Net realized and unrealized gain/(loss)	17.99	(7.05)		10.12	14.71	4.11
Total from investment operations	18.00	(7.12)		10.27	14.94	4.19

DISTRIBUTIONS:
From net investment income	(1.75)	–		(2.42)	(0.56)	–
Total distributions	(1.75)	–		(2.42)	(0.56)	–
Redemptions fees	–	–		0.02	–	–

Net increase/(decrease) in net asset value	16.25	(7.12)		7.87	14.38	4.19
NET ASSET VALUE, END OF PERIOD	$48.07	$31.82		$38.94	$31.07	$16.69
TOTAL RETURN(e)	56.59%	(18.28)%		33.42%	91.13%	33.48%

Net assets, end of period (000s)	$1,677,898	$826,468		$1,037,584	$355,776	$14,184

Ratio of expenses to average net assets	0.81%	0.83	%(f)	0.83%	0.85%	0.85	%(f)
Ratio of net investment income/(loss) to average net assets	0.03%	(0.58	)%(f)	0.40%	0.81%	0.74	%(f)
Portfolio turnover rate(g)	10%	17%		19%	26%	28%

(a)	With the approval of the Board effective September 6, 2022, the Fund's fiscal year end was changed from August 31 to December 31.
(b)	On December 21, 2022, the Sprott Uranium Miners ETF underwent a two for stock split. The capital share activity presented here has been retroactively adjusted to reflect this stock split (See Note 1).
(c)	These financials have been audited by the Predecessor Fund's independent registered public accounting firm.
(d)	Based on average shares outstanding during the period.
(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

50 | December 31, 2023

Sprott Junior Uranium Miners ETF

Financial Highlights

For a Share Outstanding Throughout the Period Presented	For the Period February 1, 2023 to December 31, 2023(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.26

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (b)	(0.13)
Net realized and unrealized gain/(loss)	4.20
Total from investment operations	4.07

DISTRIBUTIONS:
From net investment income	(0.95)
Total distributions	(0.95)

Net increase/(decrease) in net asset value	3.12
NET ASSET VALUE, END OF PERIOD	$23.38
TOTAL RETURN(c)	20.05%

Net assets, end of period (000s)	$198,005

Ratio of expenses to average net assets	0.80	%(d)
Ratio of net investment income/(loss) to average net assets	(0.68	)%(d)
Portfolio turnover rate(e),(f)	62%

(a)	The Sprott Junior Uranium Miners ETF commenced operations on February 1, 2023.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.
(f)	Not annualized.

See Notes to Financial Statements.

51 | December 31, 2023

Sprott Junior Copper Miners ETF

Financial Highlights

For a Share Outstanding Throughout the Period Presented	For the Period February 1, 2023 to December 31, 2023(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.33

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (b)	0.11
Net realized and unrealized gain/(loss)	(1.57)
Total from investment operations	(1.46)

DISTRIBUTIONS:
From net investment income	(0.46)
Total distributions	(0.46)

Net increase/(decrease) in net asset value	(1.92)
NET ASSET VALUE, END OF PERIOD	$18.41
TOTAL RETURN(c)	(7.18)%

Net assets, end of period (000s)	$4,787

Ratio of expenses to average net assets	0.75	%(d)
Ratio of net investment income/(loss) to average net assets	0.65	%(d)
Portfolio turnover rate(e),(f)	36%

(a)	The Sprott Junior Copper Miners ETF commenced operations on February 1, 2023.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.
(f)	Not annualized.

See Notes to Financial Statements.

52 | December 31, 2023

Sprott Nickel Miners ETF

Financial Highlights

For a Share Outstanding Throughout the Period Presented	For the Period March 21, 2023 to December 31, 2023(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.69

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (b)	0.39
Net realized and unrealized gain/(loss)	(4.32)
Total from investment operations	(3.93)

DISTRIBUTIONS:
From net investment income	(2.68)
From net realized gains	(0.08)
Total distributions	(2.76)

Net increase/(decrease) in net asset value	(6.69)
NET ASSET VALUE, END OF PERIOD	$14.00
TOTAL RETURN(c)	(18.43)%

Net assets, end of period (000s)	$1,540

Ratio of expenses to average net assets	0.75	%(d)
Ratio of net investment income/(loss) to average net assets	2.55	%(d)
Portfolio turnover rate(e),(f)	55%

(a)	The Sprott Nickel Miners ETF commenced operations on March 21, 2023.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.
(f)	Not annualized.

See Notes to Financial Statements.

53 | December 31, 2023

Sprott ETFs

Notes to Financial Statements	December 31, 2023

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of December 31, 2023, the Trust consisted of nine separate portfolios that each represents a separate series of the Trust the financial statements of eight of which are presented in this report. The Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF were reorganized effective as of the close of business on July 19, 2019, from each Fund’s respective predecessor fund. Each of these predecessor funds was a separate series of another investment company. The Sprott Uranium Miners ETF was reorganized effective as of the close of business on April 22, 2022 from its predecessor fund. The other five separate portfolios are the Sprott Energy Transition Materials ETF, Sprott Lithium Miners ETF, Sprott Junior Uranium Miners ETF, Sprott Junior Copper Miners ETF and Sprott Nickel Miners ETF. This report pertains to the above listed funds (each a “Fund” and collectively, the “Funds”). The Funds are non-diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board authorized a two-for-one forward share split of Sprott Uranium Miners ETF that was effective prior to the market open on December 21, 2022. The impact of the forward share split was to increase the number of shares outstanding by a factor of two, while decreasing the NAV per share outstanding by a factor of one-half, resulting in no effect to the net assets of the Fund. The financial statements of the Fund have been adjusted to reflect the forward share split.

During the reporting period, Sprott Asset Management LP was the investment adviser to each Fund from January 1, 2023 to June 30, 2023, and Sprott Asset Management USA Inc. commenced acting as investment adviser to each Fund on July 1, 2023 and continues to serve in such capacity (Sprott Asset Management LP and Sprott Asset Management USA Inc. collectively are referred to as the “Adviser”). On July 1, 2023, Sprott Asset Management LP became the sponsor of each Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation and Methodologies

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of a Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Securities for which no sales are reported are valued at the mean of the closing bid and ask price. Investments in open-end mutual funds such as money market funds are valued at the closing NAV.

The Funds’ investments generally are valued at market value. In the absence of market value, if events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of a Fund’s investment, in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Adviser of the Funds as the valuation designee for the Funds. The Adviser has formed a committee (the “Valuation Committee”) that has developed pricing policies and procedures and to oversee the pricing function for all financial instruments.

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in

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Notes to Financial Statements	December 31, 2023

determining fair value. When determining the price for fair valued investments, the Valuation Committee seeks to determine the price that a Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

B. Fair Value Hiearchy

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to valuation procedures approved by the Board and are categorized in Level 2 or Level 3, when appropriate.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Notes to Financial Statements	December 31, 2023

The following is a summary of the inputs used to value the Funds’ investments at December 31, 2023:

Sprott Gold Miners ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$232,109,169	$–	$–	$232,109,169
Short Term Investments	13,553,273	–	–	13,553,273
Total	$245,662,442	$–	$–	$245,662,442

Sprott Junior Gold Miners ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$106,490,179	$–	$542,600	$107,032,779
Rights*	–	–	–	–
Short Term Investments	5,401,315	–	–	5,401,315
Total	$111,891,494	$–	$542,600	$112,434,094

Sprott Energy Transition Materials ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$13,352,066	$13,306	$–	$13,365,372
Exchange Traded Fund*	65,894	–	–	65,894
Short Term Investments	353,092	–	–	353,092
Total	$13,771,052	$13,306	$–	$13,784,358

Sprott Lithium Miners ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$4,588,133	$40,416	$–	$4,628,549
Short Term Investments	116,100	–	–	116,100
Total	$4,704,233	$40,416	$–	$4,744,649

Sprott Uranium Miners ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,432,375,670	$–	$–	$1,432,375,670
Closed End Fund*	244,000,771	–	–	244,000,771
Short Term Investments	121,992,130	–	–	121,992,130
Total	$1,798,368,571	$–	$–	$1,798,368,571

Sprott Junior Uranium Miners ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$197,968,244	$–	$–	$197,968,244
Short Term Investments	1,121,065	–	–	1,121,065
Total	$199,089,309	$–	$–	$199,089,309

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Notes to Financial Statements	December 31, 2023

Sprott Junior Copper Miners ETF Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$4,665,231	$7,153	$–	$4,672,384
Exchange Traded Fund*	114,020	–	–	114,020
Short Term Investments	180,013	–	–	180,013
Total	$4,959,264	$7,153	$–	$4,966,417

Sprott Nickel Miners ETF Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,518,459	$10,423	$–	$1,528,882
Total	$1,518,459	$10,423	$–	$1,528,882

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

Below is a reconcilliation that details the activity of securities in Level 3 during the current fiscal year:

Common Stock
Balance as of December 31, 2022	$–
Realized Gain/(Loss)	–
Change in Unrealized Appreciation/(Depreciation)	–
Purchases	–
Sales	–
Transfer into (out of) Level 3*	542,600
Balance as of December 31, 2023	$542,600

*	The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within level 3 as of December 31, 2023.

Asset Category	Fair value at December 31, 2023	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)	Impact to Valuation from an increase in Input
Gold Mining	$542,600	Asset Approach	Estimated Recovery Proceeds	$0.08	Increase
Total Level 3 Investments	$542,600

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded with a specific identification cost method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments in the Statement of Operations, when applicable.

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Notes to Financial Statements	December 31, 2023

3. PRINCIPAL RISKS

A. Commodity Risk

Each Fund invests in companies primarily engaged in the mining or processing of a commodity, the stock price of which may be subject to the risks associated with that commodity. A particular commodity is subject to the special risks including: (1) the price of the commodity may be subject to wide fluctuation; (2) the market for the commodity is relatively limited; (3) the sources of the commodity are concentrated in countries that have the potential for instability; and (4) the market for the commodity is unregulated. The price of the commodity can be significantly affected by central bank operations, events relating to international political developments, the success of exploration projects, adverse environmental developments and tax and government regulations.

B. Currency Risk

Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

C. Equity Securities Risk

The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. A stock or stocks selected for the Fund’s portfolio may fail to perform as expected. A value stock may decrease in price or may not increase in price as anticipated by the portfolio managers if other investors fail to recognize the company’s value or the factors that the portfolio managers believe will cause the stock price to increase do not occur.

D. Foreign Securities Risk

A foreign government may expropriate a Fund’s assets. Political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline. These risks associated with non-U.S. securities are more likely in the securities of companies located in emerging markets.

E. Energy Transition Materials Risk

Production and cost estimates of companies mining energy transition materials are dependent on many factors including but not limited to, mine commissioning, the accuracy of mineral resources, mine planning and scheduling, the accuracy of ore grades, ground conditions and mine stability, ore characteristics, the accuracy of the estimated rates and costs of mining, ore haulage, barging and shipping. Other factors that may affect production and costs include: industrial accidents; natural phenomena such as weather conditions, floods, rock slides and earthquakes; changes in fuel and power costs and potential fuel and power shortages; shortages of and cost of supplies, labor costs, shortages or strikes, civil unrest and restrictions or regulations imposed by government agencies or other changes in the regulatory environment.

F. Industry Concentration Risk

If a Fund’s assets are concentrated in an industry or group of industries, a Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

G. Liquidity Risk

Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

H. Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The Covid 19 global pandemic and the aggressive

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Notes to Financial Statements	December 31, 2023

responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions had negative impacts, and in many cases severe negative impacts, on markets worldwide.

I. Mining Industry Risk

Companies in the mining industry are susceptible to fluctuations in worldwide metal prices and extraction and production costs. In addition, mining companies may have significant operations in areas at risk for social and political unrest, security concerns and environmental damage. These companies may also be at risk for increased government regulation and intervention. Such risks may adversely affect the issuers to which a Fund has exposure.

J. Restricted Securities Risk

A Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss.

K. Small- and Mid-Capitalization Company Risk

Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

L. Tax Risk

A Fund is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code, as amended (the “Code”) if it derives more than 10% its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in consequences to a Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

M. Valuation Risk

The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

4. TAXES

A. Federal Tax and Tax Basis Information

The timing and character of income and capital gain are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal year ended December 31, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
Sprott Gold Miners ETF	$7,662,437	$(7,662,437)
Sprott Junior Gold Miners ETF	1,047,839	(1,047,839)
Sprott Energy Transition Materials ETF*	316,170	(316,170)
Sprott Lithium Miners ETF*	486,369	(486,369)
Sprott Uranium Miners ETF	19,224,084	(19,224,084)

*	Represents period from inception to December 31, 2023

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Notes to Financial Statements	December 31, 2023

The tax character of the distributions paid during the fiscal years ended December 31, 2023 and 2022 were as follows:

Ordinary Income
December 31, 2023
Sprott Gold Miners ETF	$3,155,482
Sprott Junior Gold Miners ETF	4,642,444
Sprott Energy Transition Materials ETF*	323,891
Sprott Lithium Miners ETF*	126,824
Sprott Uranium Miners ETF	58,473,309
Sprott Junior Uranium Miners ETF*	7,435,412
Sprott Junior Copper Miners ETF*	104,811
Sprott Nickel Miners ETF*	249,073

*     Represents period from inception to December 31, 2023

Ordinary Income
December 31, 2022
Sprott Gold Miners ETF	$3,155,580
Sprott Junior Gold Miners ETF	2,518,228

The tax character of the distributions paid during the four months ended December 31, 2022** and the fiscal year ended August 31, 2022 were as follows:

Ordinary Income
August 31, 2022
Sprott Uranium Miners ETF	$46,290,058

Long-Term Capital
	Ordinary Income	Gain	Return of Capital
December 31, 2022
Sprott Uranium Miners ETF	$–	$–	$–

**	Effective September 6, 2022, the Board approved changing the tax year-end of the Sprott Uranium Miners ETF from August 31 to December 31.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2023, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Sprott Gold Miners ETF	$74,712,689	$22,499,499
Sprott Junior Gold Miners ETF	41,502,882	33,405,324
Sprott Energy Transition Materials ETF	252,662	–
Sprott Lithium Miners ETF	442,006	–
Sprott Uranium Miners ETF	21,657,225	23,758,900
Sprott Junior Uranium Miners ETF	3,717,801	–
Sprott Junior Copper Miners ETF	102,567	–
Sprott Nickel Miners ETF	239,271	–

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Notes to Financial Statements	December 31, 2023

As of December 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

	Accumulated net investment income	Accumulated net realized loss on investments	Other accumulated differences	Net unrealized appreciation/(depreciation) on investments	Total
Sprott Gold Miners ETF	$44,735	$(97,212,188)	$–	$10,167,493	$(86,999,960)
Sprott Junior Gold Miners ETF	1,366,254	(74,908,206)	–	3,334,193	(70,207,759)
Sprott Energy Transition Materials ETF	209,738	(252,662)	–	(453,672)	(496,596)
Sprott Lithium Miners ETF	46,543	(442,006)	–	(1,652,188)	(2,047,651)
Sprott Uranium Miners ETF	38,160,437	(45,416,125)	–	222,145,688	214,890,000
Sprott Junior Uranium Miners ETF	9,259,048	(3,717,801)	–	12,967,909	18,509,156
Sprott Junior Copper Miners ETF	112,109	(102,567)	–	(245,797)	(236,255)
Sprott Nickel Miners ETF	18,474	(239,271)	–	(318,161)	(538,958)

As of December 31, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross appreciation (excess of value over tax cost)	Gross depreciation (excess of tax cost over value)	Net appreciation (depreciation) of foreign currency	Net unrealized appreciation (depreciation)	Cost of investments for income tax purposes
Sprott Gold Miners ETF	$19,695,410	$(9,527,802)	$(115)	$10,167,493	$235,494,834
Sprott Junior Gold Miners ETF	10,126,311	(6,792,154)	36	3,334,193	109,099,937
Sprott Energy Transition Materials ETF	1,286,798	(1,740,470)	–	(453,672)	14,238,030
Sprott Lithium Miners ETF	64,892	(1,717,076)	(4)	(1,652,188)	6,396,833
Sprott Uranium Miners ETF	291,912,466	(69,766,823)	45	222,145,688	1,576,222,928
Sprott Junior Uranium Miners ETF	15,991,433	(3,023,508)	(16)	12,967,909	186,121,384
Sprott Junior Copper Miners ETF	190,060	(435,857)	–	(245,797)	5,212,214
Sprott Nickel Miners ETF	3,807	(321,971)	3	(318,161)	1,847,046

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company adjustments and the deferral of losses from wash sales.

B. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended ended December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the Funds have incorporated no uncertain tax positions that require a provision for income taxes.

5. LENDING OF PORTFOLIO SECURITIES

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. The Funds may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund limits such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund, the Adviser, or ALPS Advisors, Inc. (the "Sub-Adviser") specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and by cash equivalents (including irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower). The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity

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Notes to Financial Statements	December 31, 2023

securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income, less associated fees and expenses, earned by each Fund from securities lending activity is disclosed in the Statement of Operations.

Pursuant to the current securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment expenses). Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. State Street bears all operational costs directly related to securities lending.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of December 31, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Sprott Gold Miners ETF	$14,435,536	$13,175,400	$2,167,668	$15,343,068
Sprott Junior Gold Miners ETF	5,807,256	5,384,048	1,151,999	6,536,047
Sprott Energy Transition Materials ETF	1,488,075	353,092	1,246,001	1,599,093
Sprott Lithium Miners ETF	167,019	116,100	116,927	233,027
Sprott Uranium Miners ETF	142,334,111	121,834,860	26,305,786	148,140,646
Sprott Junior Uranium Miners ETF	1,640,439	1,107,423	575,971	1,683,394
Sprott Junior Copper Miners ETF	166,521	177,313	–	177,313
Sprott Nickel Miners ETF	8,040	–	8,533	8,533

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Sprott Gold Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$13,175,400	$ –	$ –	$ –	$13,175,400
Total Borrowings					13,175,400
Gross amount of recognized liabilities for securities lending (collateral received)					13,175,400

Sprott Junior Gold Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$5,384,048	$ –	$ –	$ –	$5,384,048
Total Borrowings					5,384,048
Gross amount of recognized liabilities for securities lending (collateral received)					5,384,048

Sprott Energy Transition Materials ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$353,092	$ –	$ –	$ –	$353,092
Total Borrowings					353,092
Gross amount of recognized liabilities for securities lending (collateral received)					353,092

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Notes to Financial Statements	December 31, 2023

Sprott Lithium Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$116,100	$ –	$ –	$ –	$116,100
Total Borrowings					116,100
Gross amount of recognized liabilities for securities lending (collateral received)					116,100

Sprott Uranium Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$121,834,860	$ –	$ –	$ –	$121,834,860
Total Borrowings					121,834,860
Gross amount of recognized liabilities for securities lending (collateral received)					121,834,860

Sprott Junior Uranium Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$1,107,423	$ –	$ –	$ –	$1,107,423
Total Borrowings					1,107,423
Gross amount of recognized liabilities for securities lending (collateral received)					1,107,423

Sprott Junior Copper Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$177,313	$ –	$ –	$ –	$177,313
Total Borrowings					177,313
Gross amount of recognized liabilities for securities lending (collateral received)					177,313

Sprott Nickel Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$ –	$ –	$ –	$ –	$ –
Total Borrowings					$ –
Gross amount of recognized liabilities for securities lending (collateral received)					$ –

6. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

A. Advisory and Sub-Advisory Fees

The Adviser serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund	Advisory Fee
Sprott Gold Miners ETF	0.35%
Sprott Junior Gold Miners ETF	0.35%
Sprott Energy Transition Materials ETF	0.65%
Sprott Lithium Miners ETF	0.65%
Sprott Uranium Miners ETF:
Up to $500 million	0.85%
On the next $500 million	0.80%
Greater than $1 billion	0.70%
Sprott Junior Uranium Miners ETF	0.80%
Sprott Junior Copper Miners ETF	0.75%
Sprott Nickel Miners ETF	0.75%

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Notes to Financial Statements	December 31, 2023

The Sub-Adviser serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Adviser and the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million-$500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund sub-advised by the Sub-Adviser for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.

**	Annual rate stated as a percentage of the average daily net assets of the Funds.

B. Fee Waiver Arrangement

For the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF, the Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of each Fund) of 0.35%. The Adviser has contractually agreed to waive the management fee, and/or reimburse expenses so that total annual operating expenses of these funds after fee waiver/expense reimbursements (not including distribution (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.50% of the Funds' average daily net assets through April 30, 2024. The Adviser will be permitted to recover expenses it has borne to the extent that the Funds expenses in later periods fall below the annual rates set forth in the expense agreement. These Funds' fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Funds’ expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the particular date in which the fees and expenses was deferred. This expense agreement may only be terminated by the Board of Trustees of Sprott Funds Trust.

For the year ended December 31, 2023, the fees waived and recoupment of previously waived fees were as follows:

	Fees waived by	Expense Recoupment of Previously
	Advisor	Waived Fees
Sprott Gold Miners ETF	$72,197	$98,858
Sprott Junior Gold Miners ETF	114,455	84,111

As of December 31, 2023, the balance of recoupable expenses for the Funds were as follows:

	Expires December 31, 2024	Expires December 31, 2025	Expires December 31, 2026
Sprott Gold Miners ETF	$–	$13,263	$72,197
Sprott Junior Gold Miners ETF	105,620	210,117	114,455

C. Unitary Fee Arrangement

Under the Investment Advisory Agreement for all of the Energy Transition ETFs, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

7. TRUSTEES OF THE TRUST

The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), and one of whom is an interested person. Each current Independent Trustee is paid an annual retainer of $65,000 for his or her services as a Board member to the Trust and another trust in the fund complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

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Sprott ETFs

Notes to Financial Statements	December 31, 2023

8. PURCHASES AND SALES OF SECURITIES

For the twelve months ended December 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$143,173,789	$140,195,990
Sprott Junior Gold Miners ETF	70,811,500	70,780,645
Sprott Energy Transition Materials ETF*	3,450,504	2,934,757
Sprott Lithium Miners ETF*	2,901,304	2,493,736
Sprott Uranium Miners ETF	110,440,073	110,816,638
Sprott Junior Uranium Miners ETF*	52,395,714	50,532,973
Sprott Junior Copper Miners ETF*	1,948,105	1,099,541
Sprott Nickel Miners ETF*	953,648	853,864

For the twelve months ended December 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$30,040,757	$36,164,405
Sprott Junior Gold Miners ETF	4,023,551	6,802,401
Sprott Energy Transition Materials ETF*	15,920,369	3,054,194
Sprott Lithium Miners ETF*	8,355,038	2,622,971
Sprott Uranium Miners ETF	418,346,116	87,297,807
Sprott Junior Uranium Miners ETF*	169,708,365	–
Sprott Junior Copper Miners ETF*	4,087,489	–
Sprott Nickel Miners ETF*	1,748,647	–

For the twelve months ended December 31, 2023, the net realized gains/(losses) on in-kind transactions were as follow:

Fund	Net Realized Gain/(Loss)
Sprott Gold Miners ETF	$8,005,710
Sprott Junior Gold Miners ETF	1,838,343
Sprott Energy Transition Materials ETF*	323,511
Sprott Lithium Miners ETF*	520,868
Sprott Uranium Miners ETF	21,784,933

*       Represents the activities since inception through December 31, 2023.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

9. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 10,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted for the equivalent value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

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Sprott ETFs

Notes to Financial Statements	December 31, 2023

10. RELATED PARTY TRANSACTIONS

Each Fund may engage in cross trades with other funds in the Trust pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board has adopted procedures that apply to transactions between the funds of the Trust pursuant to Rule 17a-7. It has been reported to the Board that these transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the fiscal year ended December 31, 2023 were as follows:

	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Sprott Gold Miners ETF	$1,862,969	$644,329	$139,646
Sprott Junior Gold Miners ETF	644,329	1,862,969	(103,369)
Sprott Energy Transition Materials ETF*	120,404	222,617	(2,420)
Sprott Lithium Miners ETF*	152,882	1,994	869
Sprott Uranium Miners ETF	442,132	250,405	(330,954)
Sprott Junior Uranium Miners ETF*	377,097	557,711	44,052
Sprott Junior Copper Miners ETF*	1,442	–	–
Sprott Nickel Miners ETF*	2,130	63,361	11,865

*	Represents the Purchases and Sales since inception through December 31, 2023.

11. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between December 31, 2023 and the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

66 | December 31, 2023

Sprott ETFs
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board
of Trustees of Sprott Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sprott Gold Miners ETF, Sprott Junior Gold Miners ETF, Sprott Energy Transition Materials ETF, Sprott Lithium Miners ETF, Sprott Uranium Miners ETF, Sprott Junior Uranium Miners ETF, Sprott Junior Copper Miners ETF and Sprott Nickel Miners ETF (the “Funds”), each a series of Sprott Funds Trust (the “Trust”), including the schedules of investments, as of December 31, 2023, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Sprott Funds Trust	Statements of operations	Statements of changes in net assets	Financial highlights
Sprott Gold Miners ETF, Sprott Junior Gold Miners ETF	For the year ended December 31, 2023.	For each of the two years ended December 31, 2023.	For each of the three years ended December 31, 2023, for the period December 1 through December 31, 2020 and for the two years ended November 30, 2020.

Sprott Energy Transition Materials ETF, Sprott Lithium Miners ETF, Sprott Junior Uranium Miners ETF, Sprott Junior Copper Miners ETF	For the period February 1, 2023 (commencement of operations) through December 31, 2023.	For the period February 1, 2023 (commencement of operations) through December 31, 2023.	For the period February 1, 2023 (commencement of operations) through December 31, 2023.

Sprott Uranium Miners ETF	For the year ended December 31, 2023.	For the year ended December 31, 2023, the period September 1, 2022 through December 31, 2022 and for the year ended August 31, 2022.	For the year ended December 31, 2023, the period September 1, 2022 through December 31, 2022 and for the year ended August 31, 2022.

Sprott Nickel Miners ETF	For the period March 21, 2023 (commencement of operations) through December 31, 2023.	For the period March 21, 2023 (commencement of operations) through December 31, 2023.	For the period March 21, 2023 (commencement of operations) through December 31, 2023.

With respect to Sprott Uranium Miners ETF, the financial highlights for the year ended August 31, 2021, and for the period from December 3, 2019 (commencement of operations) through August 31, 2020, have been audited by other auditors, whose report dated October 29, 2021 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2019.

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Sprott ETFs
Report of Independent Registered Public Accounting Firm

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 29, 2024

68 | December 31, 2023

Sprott ETFs
Additional Information	December 31, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge: (1) on the SEC’s website at www.sec.gov, (2) on the Funds’ website at sprottetfs.com, and (3) upon request, by calling (toll-free) 888.622.1813.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC as an exhibit to its report on Form N-PORT. Form N-PORT reports for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-PORT reports will be available without charge, upon request, by calling (toll-free) 888.622.1813. Additionally, each Fund makes its portfolio holdings for each business day available at sprottetfs.com.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the Funds designated the following for the calendar year ended December 31, 2023:

	Foreign Taxes Paid	Foreign Source Income
Sprott Gold Miners ETF	$545,208	$4,038,077
Sprott Junior Gold Miners ETF	$11,483	$463,372
Sprott Uranium Miners ETF	$277,920	$8,202,171
Sprott Energy Transitions Materials ETF	$12,282	$124,451
Sprott Junior Uranium Miners ETF	$–	$–
Sprott Lithium Miners ETF	$10,755	$85,206
Sprott Junior Copper Miners ETF	$2,403	$31,133
Sprott Nickel Miners ETF	$2,807	$29,539

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2023:

	QDI	DRD
Sprott Gold Miners ETF	87.90%	25.83%
Sprott Junior Gold Miners ETF	5.04%	0.00%
Sprott Uranium Miners ETF	13.45%	0.00%
Sprott Energy Transitions Materials ETF	29.35%	5.40%
Sprott Junior Uranium Miners ETF	0.00%	0.00%
Sprott Lithium Miners ETF	31.81%	2.60%
Sprott Junior Copper Miners ETF	23.69%	0.00%
Sprott Nickel Miners ETF	10.55%	0.00%

In early 2024, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

SECTION 19(A) NOTICES

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

PREMIUM/DISCOUNT INFORMATION

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at sprottetfs.com.

69 | December 31, 2023

Sprott ETFs
Additional Information	December 31, 2023 (Unaudited)

ELECTRONIC DELIVERY

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the Sprott ETFs’ website at sprottetfs.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery, please contact your broker-dealer or financial advisor.

HOUSEHOLDING

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

LICENSING AGREEMENTS

Sprott Asset Management LP has entered into licensing agreements on behalf of: (i) the Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF with Solactive AG, (ii) the Sprott Uranium Miners ETF with North Shore Indices Inc.; and (iii) the Sprott Energy Transition Materials ETF, Sprott Lithium Miners ETF, Sprott Junior Uranium Miners ETF, Sprott Junior Copper Miners ETF and Sprott Nickel Miners ETF with Nasdaq, Inc. (Solactive AG, North Shore Indices Inc. and Nasdaq, Inc. are each a “Licensor” and, collectively, the “Licensors”). Each of the Funds’ underlying index name trademark is owned by the applicable Licensor. These trademarks have been licensed to Sprott Asset Management LP for use by the Funds. Each Fund is entitled to use its underlying index pursuant to the Trust’s sub-licensing agreement with Sprott Asset Management LP.

The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and each Licensor makes no representation regarding the advisability of investing in any of the Funds.

70 | December 31, 2023

Sprott ETFs
Additional Information	December 31, 2023 (Unaudited)

LIQUIDITY RISK MANAGMENT PROGRAM

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 4, 2023 (the “Meeting”) to review the liquidity risk management program (the “Program”) established for the Funds. The Funds have adopted and implemented the Program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. A committee consisting of officers of the Trust (“Sprott Liquidity Committee”) serves as the program administrator for the Fund’s Program.

At the Meeting, the Board was provided with the 2023 Liquidity Risk Management Program Annual Report (the “Report”), a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation during the period covered by the Report (the “Program Reporting Period”). The Report stated that the Committee concluded that based on how it functions, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule. The Report noted, among other items, that each Fund did not hold illiquid securities that in aggregate exceeded 15% of such Fund’s assets.

The Report further noted that during the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information and other factors as a component to establish each Fund’s reasonably anticipated trading size (called “RATS”). The Report additionally provided that the Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Committee reviewed each Fund’s investments and determined that each such Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities for the Fund in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Program has been effectively implemented. There were no material changes to the Program during the Program Reporting Period.

71 | December 31, 2023

Sprott ETFs
Trustees & Officers	December 31, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Birth Year	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Leslie Barrett, 1965	Trustee	Since April, 2022	Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	10	None

Michael W. Clark, 1959	Trustee	Since September, 2018	Private Investor since 2023; Partner Hourglass Vineyards since 2004; President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company from 2005 to December 2022.	10	None
Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm since 2011.	10	None
James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Retired Since December 2022; Former Chairman of Marsh JLT Specialty Insurance Services, from September 2014 to December 2022.	10	None

1.	The address for each Trustee is 320 Post Road, Suite 230, Darien, CT 06820.
2.	Each Trustee serves until resignation, death, retirement or removal.

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Sprott ETFs
Trustees & Officers	December 31, 2023 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Birth Year	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
John Ciampaglia, 1970	Trustee[3]	Since September, 2018	Senior Managing Partner of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, LP. (Since 2010)	9	None
Thomas W. Ulrich, 1963	President[4], Secretary, Chief Compliance Officer	Since September, 2018

Managing Partner, Sprott Inc. group of companies since January 2018, Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); Chief Compliance Officer of Sprott Global Resource Investments Ltd. (October 2012 to December 2022).

				N/A	N/A
Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018	Chief Financial Officer of Sprott Asset Management LP (since December 2018); Managing Partner, Chief Controller & Treasurer of Sprott Inc. (since October 2017); Vice President, Finance of Sprott Inc. (December 2015 to October 2017).	N/A	N/A

1.	The address for each Trustee and officer is 320 Post Road, Suite 230, Darien, CT 06820.
2.	Each Trustee serves until resignation, death, retirement or removal.
3.	Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the various entities under common control with the Adviser.
4.	Effective June 9, 2023, Mr. Ulrich replaced John Ciampaglia as President of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge at www.sprottetfs.com, or upon request by calling the Fund toll free at 1-888-622-1813.

73 | December 31, 2023

Sprott ETFs
Board Approval of Investment Advisory and Sub-Advisory Agreements	December 31, 2023 (Unaudited)

Board Approval of Investment Advisory and Sub-Advisory Agreements for the Sprott Copper Miners ETF

The Board of Trustees (the “Board”) of Sprott Funds Trust (the “Trust”) on behalf of its series, Sprott Copper Miners ETF (the “Fund”) met in person at a regularly scheduled meeting on December 4, 2023, in New York, New York, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders for the Board to approve the Amended and Restated Investment Advisory Agreement by and between the Fund and Sprott Asset Management USA, Inc. (“SAM USA” or the “Adviser”) (the “Advisory Agreement”), and the Amended Sub-Advisory Agreement by and among the Fund, SAM USA, Inc. and ALPS Advisors, Inc. (“ALPS” or the “Sub-Adviser”) (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”). SAM USA together with ALPS are collectively referred to as the “Advisers.”

In connection with the Board’s review of the Agreements, the Trustees who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Trustees”) requested, and the Advisers provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	Nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers’ personnel that provide services to the Fund;
•	Fee charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;
•	Costs of the services provided, and expected profits to be realized by the Advisers, if any; and
•	Economies of scale.

At the December 4, 2023 meeting, the Board, including the Independent Trustees determined that the continuation of the Agreements was in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Trustees received materials in advance of the Board meeting from the Advisers. The Board applied its business judgment to determine whether the arrangements by and among each Fund, SAM USA and ALPS are reasonable business arrangements from each Fund’s perspective as well as from the perspective of its respective shareholders.

Performance

Sprott Asset Management USA, Inc. and ALPS Advisors, Inc.

The Board noted that the Fund is a new Fund with no performance history.

Fees and Expenses

Sprott Asset Management USA, Inc.

The Board noted that the advisory fee for the Fund was a unitary fee, and as such, the expense ratio for the Fund is also 0.65% and the Adviser agrees to pay the operating costs of the Fund. The Board noted that the Fund’s advisory fee and expense ratio ranked towards the high end but was within the range of peers in both categories. The Board discussed the expertise required to manage a copper fund, and the sophistication of the index that the Fund would track. The Board took into consideration that the advisory fee for the Fund is a “unitary fee,” meaning that the Fund pays no expenses other than the advisory fee and certain expenses customarily excluded from unitary fee arrangements, such as brokerage commissions, taxes, and interest. The Board noted that, under the Agreement, the Adviser will be responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board further determined that the fees reflected a reasonable allocation of the advisory fee between the Adviser and Sub-Adviser, given the work to be performed by each. The Board considered information provided about the costs and expenses to be incurred by the Adviser in providing advisory services, evaluated the compensation and benefits to be received by the Adviser from its relationship with the Fund, and reviewed a profitability analysis from the Adviser with respect to the Fund. The Board considered the risks borne by the Adviser associated with providing services to the Fund, including the entrepreneurial risk associated with sponsoring new funds, as well as the enterprise risk emanating from litigation and reputational risks, operational and business risks, and other risks associated with the ongoing management of the Fund. The Board considered the fee and expense comparison information provided by the Adviser and the services to be provided to the Fund and concluded that the fees and expenses of the Fund were reasonable.

74 | December 31, 2023

Sprott ETFs
Board Approval of Investment Advisory and Sub-Advisory Agreements	December 31, 2023 (Unaudited)

ALPS Advisors, Inc.

The Board considered the fee and expense comparison information provided by the Sub-Adviser and the services to be provided to the Fund. The Board considered that the Sub-Advisory fee would be paid by the Adviser and not the Fund. The Board noted that the Sub-Advisory fee charged by the Sub-Adviser was lower than the fees it charged to certain other funds. The Board concluded that the sub-advisory fee to be paid to the Sub-Adviser by the Adviser is reasonable for the services to be provided by the Sub-Adviser. The Board noted the high quality of portfolio management services currently provided by the Sub-Adviser to certain other funds advised by the Sub-Adviser.

Profitability

Sprott Asset Management USA, Inc.

The Board reviewed the pro forma profitability analysis provided by the Adviser and noted that the Adviser is not expected to earn a profit on the Fund in the near term, given its expected small asset size after it is launched. The Board after reviewing pro forma profitability information about the Adviser concluded that the advisory fee paid by the Fund to the Adviser was not unreasonable.

ALPS Advisors, Inc.

The Board reviewed the profitability analysis provided by the Sub-Adviser with respect to its management of the Funds. The Board noted that the Sub-Adviser is expected to earn a modest profit from the management of the Fund. The Board concluded that excessive profitability was not an issue at this time.

Economies of Scale

Sprott Asset Management USA, Inc. and ALPS Advisors, Inc.

The Board considered the existence of any economies of scale in the provisions of the services by the Advisers and whether those economies would be shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board also considered the extent to which the Fund would benefit from such economies of scale and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered the Fund’s estimated asset level and whether the proposed fee schedule was appropriate. The Board concluded that the fee structure without breakpoints proposed for the Fund was reasonable.

Conclusion

Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Board concluded that the approval of the advisory agreements was in the best interests of the Fund and its shareholders.

75 | December 31, 2023

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

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(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(2) Michael W. Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(3) Not Applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal Year Ended December 31, 2023	$158,500
Fiscal Year Ended December 31, 2022	$91,000

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2023	$0
Fiscal Year Ended December 31, 2022	$0

(c)	Tax Fees (tax services rendered include review of federal and state income tax returns)

Fiscal Year Ended December 31, 2023	$26,500
Fiscal Year Ended December 31, 2022	$14,000

(d)	All Other Fees

Fiscal Year Ended December 31, 2023	$0
Fiscal Year Ended December 31, 2022	$0

(e)	(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The following table indicates the non-audit fees billed by the Registrant accountant for services rendered to the Registrant and rendered to the Registrant investment adviser (and any other controlling entity, etc. – not sub-adviser) for the last two fiscal years.

	Registrant	Investment Adviser
Fiscal Year Ended December 31, 2023	$26,500	$0
Fiscal Year Ended December 31, 2022	$14,000	$0

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Peyton T. Muldoon, James R. Pierce, Jr., and Leslie Barrett are members of the Registrant’s audit committee.
(b)	Not Applicable

Item 6. Investments.

(a)	Schedule of Investments are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-Ended Management Investment Companies.

(a)	Financial Statements are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Financial Highlights are included as part of the report to shareholders filed under Item 1 of this form.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in and disagreements with the Registrant’s accountant and on accounting and financial disclosure during the fiscal year ended December 31, 2023.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

No matters were submitted during the Registrant’s fiscal year ended December 31, 2023 to shareholders for their vote.

Item 10. Remuneration Paid to Directors, Officers, and Other of Open-End Management Investment Companies.

The information is disclosed as part of the financial statements included in Item 1 of this form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is disclosed as part of the financial statements included in Item 1 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to open-end investment companies.
(b)	Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)	(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes – Oxley Act of 2002. Filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FUNDS TRUST

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President

Date: March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President

Date: March 11, 2024

By:	/s/Varinder Bhathal
Varinder Bhathal, Treasurer

Date: March 11, 2024